UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6377
DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael R. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/29/08

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
29	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Money Market Fund, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets.These developments dampened investor sentiment and produced heightened volatility in the stock market and the higher-yielding segments of the bond market. Even some areas of the taxable money markets were affected when difficult liquidity conditions arose in the inter-bank lending and commercial paper markets.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

I wish you all continued success and I thank you all for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through February 29, 2008, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, Dreyfus BASIC Municipal Money Market Fund produced an annualized yield of 2.97% .Taking into account the effects of compounding, the fund also produced an annualized effective yield of 3.01% .1

Tax-exempt money market instruments were primarily influenced by lower short-term interest rates during the reporting period, as the Federal Reserve Board (the “Fed”) took aggressive action to forestall a potential recession and promote bond market liquidity in the midst of a credit crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality, municipal obligations that provide income exempt from federal income tax.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund’s average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, in an effort to position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund’s average weighted maturity. We also may decrease the average weighted maturity in a rising interest-rate environment. If we anticipate limited new-issue supply and lower interest rates, we may extend the fund’s average maturity to maintain current yields for as long as we deem practical.At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

Sub-Prime Mortgage Woes Dampened Economic Growth

By the start of the reporting period, economic conditions and investor sentiment had deteriorated as a result of turmoil originating in the sub-prime mortgage sector of the U.S. bond market. As investors reassessed their attitudes toward risk, they flocked toward the relative safety of U.S.Treasury securities and money market funds.

At the same time, consumers curtailed their spending, stoking recession concerns.The Fed intervened in September by reducing the federal funds rate for the first time in more than four years. However, news of massive sub-prime related losses by investment and commercial banks led to renewed market turbulence.The Fed responded with several more cuts in the federal funds rate, which stood at 4.25% by year-end. Heightened market volatility persisted through February as additional evidence of economic weakness accumulated, including the first monthly net loss of jobs in more than four years. The Fed took aggressive action in late January, reducing the federal funds rate by another 125 basis points — to 3% — in two moves.

Assets Flowed into Tax-Exempt Money Market Funds

As expected, tax-exempt money market yields declined along with the federal funds rate. In addition, a record level of assets flowed into municipal money market funds from risk-averse investors. For the most part, rising demand was met with ample supply, as investment banks

4

continued to create a substantial volume of short-term variable-rate demand notes and tender option bonds. Consequently, yields of floating-rate instruments were higher at times than those of longer-dated municipal notes. By the reporting period’s end, however, unrelenting investor demand began to overwhelm supply, putting downward pressure on short-term yields.

The fiscal conditions of most municipal issuers remained sound during the reporting period, but some states began to expect renewed budget pressures. In some areas, weak housing markets may reduce future tax revenues at a time when states are struggling with high levels of long-term debt.

Maintaining a Conservative Investment Posture

We generally maintained a cautious investment approach, focusing whenever possible on instruments issued directly by cities, states, school districts and other taxing authorities.We set the fund’s weighted average maturity in a range that was longer than industry averages to capture higher yields for as long as we deemed practical.As always, our research staff maintained rigorous credit standards, which, in our judgment, have become even more important in the current credit crunch.

As of the reporting period’s end, we expect the Fed to implement further reductions in the federal funds rate. We currently intend to maintain the fund’s longer weighted average maturity, which we believe should protect its yield as interest rates decline.

March 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation, pursuant to an agreement in effect until such time as shareholders are given at least
90 days’ notice. Had these expenses not been absorbed, the fund’s annualized yield would have been 2.81% and the fund’s annualized effective yield would have been 2.85%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 2.25
Ending value (after expenses)	$1,014.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 2.26
Ending value (after expenses)	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—100.9%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—1.8%
Birmingham Industrial Development
Board, Revenue (Diamond
Displays, Inc. Project) (LOC;
Regions Bank)	3.36	3/7/08	2,255,000 [a]	2,255,000
Evergreen Industrial Development
Board, Industrial Revenue,
Refunding (Tenax Manufacturing
Project) (LOC; San Paolo Bank)	3.40	3/7/08	2,300,000 [a]	2,300,000
Haleyville Industrial Development
Board, Revenue (Door
Components, LLC Project)
(LOC; Regions Bank)	3.27	3/7/08	1,800,000 [a]	1,800,000
California—.8%
California,
RAN	4.00	6/30/08	3,000,000	3,006,135
Colorado—.6%
Colorado Educational and Cultural
Facilities Authority, Revenue
(Capital Christian School Project)
(LOC; Union Bank of California)	3.03	3/7/08	2,000,000 [a]	2,000,000
District of Columbia—5.5%
Anacostia Waterfront Corporation,
PILOT Revenue (Merlots
Program) (Liquidity Facility;
Wachovia Bank and LOC;
Wachovia Bank)	3.35	3/7/08	6,535,000 [a,b]	6,535,000
District of Columbia,
CP (National Academy of
Science) (Insured; AMBAC and
Liquidity Facility; Bank of America)	2.90	3/6/08	4,000,000	4,000,000
District of Columbia,
Revenue (Idea Public Charter
School) (LOC; Allfirst Bank)	3.21	3/7/08	2,100,000 [a]	2,100,000
Metropolitan Washington DC Airport
Authority, CP (LOC; Bank of
America)	2.65	3/6/08	7,000,000	7,000,000
Florida—10.8%
Capital Trust Agency,
Multifamily Revenue (Liquidity
Facility; FHLMC and LOC; FHLMC)	5.36	3/7/08	2,835,000 [a,b]	2,835,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/08	2,000,000	2,008,350
Hillsborough County Aviation
Authority, Revenue, CP (LOC;
Landesbank Baden-Wurttemberg)	2.65	6/12/08	3,000,000	3,000,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College
Project) (LOC; Wachovia Bank)	3.40	3/7/08	1,450,000 [a]	1,450,000
Jacksonville Port Authority,
CP (LOC; JPMorgan Chase Bank)	2.80	3/12/08	5,000,000	5,000,000
Martin County,
PCR, Refunding (Florida Power
and Light Company Project)	4.10	3/1/08	13,500,000 [a]	13,500,000
Sunshine State Governmental
Financing Commission, Revenue,
CP (Liquidity Facility; DEPFA
Bank PLC)	2.58	6/11/08	5,000,000	5,000,000
Sunshine State Governmental
Financing Commission, Revenue,
CP (Liquidity Facility; DEPFA
Bank PLC)	2.65	6/11/08	3,000,000	3,000,000
Sunshine State Governmental
Financing Commission, Revenue,
CP (Liquidity Facility; DEPFA
Bank PLC)	2.65	6/12/08	2,500,000	2,500,000
Georgia—4.3%
Athens-Clarke County Residential
Care Facilities for the
Elderly Authority, Revenue,
Refunding (Wesley Woods of
Athens, Inc. Project) (LOC;
SunTrust Bank)	3.30	3/7/08	3,000,000 [a]	3,000,000
Atlanta,
Airport General Revenue,
Refunding (Hartsfield
International Airport)
(Insured; MBIA and Liquidity
Facility; Bayerische
Landesbank)	7.50	3/7/08	3,000,000 [a]	3,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Bainbridge and Decatur County
Development Authority, IDR
(Rand Group Limited Project)
(LOC; National City Bank)	3.22	3/7/08	9,335,000 [a]	9,335,000
Illinois—5.7%
Chicago,
Collateralized SFMR	3.58	10/7/08	1,000,000	1,000,000
Illinois,
GO Notes (Liquidity Facility;
Citigroup Global Markets Holdings)	3.19	3/7/08	2,490,000 [a,b]	2,490,000
Illinois Development Finance
Authority, IDR (Wisconsin Tool
Project) (LOC; Wachovia Bank)	3.45	3/7/08	3,820,000 [a]	3,820,000
Illinois Development Finance
Authority, Revenue (Aurora
Central Catholic High School)
(LOC; Allied Irish Banks)	3.26	3/7/08	1,000,000 [a]	1,000,000
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project)
(LOC; ABN-AMRO)	3.10	3/7/08	1,200,000 [a]	1,200,000
Illinois Educational Facilities
Authority, Revenue, CP (Field
Museum of Natural History)
(LOC; Bank of America)	3.45	4/8/08	2,000,000	2,000,000
Illinois Finance Authority,
Revenue (Elgin Academy
Project) (LOC; Charter One
Bank, N.A.)	3.05	3/7/08	2,185,000 [a]	2,185,000
Northbrook Park District,
Limited Tax Park GO Notes	3.50	12/1/08	1,675,000	1,681,124
University of Illinois of
Trustees, Auxiliary Facilities
System Revenue (Putters Program)
(Insured; MBIA and Liquidity
Facility; PB Capital Corp.)	3.41	3/7/08	5,215,000 [a,b]	5,215,000
Indiana—2.7%
Carmel,
Waterworks Revenue, BAN	3.75	9/21/08	3,000,000	3,000,018

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Indiana (continued)
Fort Wayne,
EDR (Park Center Project)
(LOC; National City Bank)	3.17	3/7/08	2,590,000 [a]	2,590,000
Indiana Bond Bank,
State Revolving Fund
Program Revenue	5.00	2/1/09	1,145,000	1,176,068
Indianapolis Local Public
Improvement Bond Bank, Notes	2.95	1/8/09	3,000,000	3,000,000
Iowa—.3%
Iowa Higher Education Loan
Authority, RAN (Private
Education Working Capital Loan
Program—Loras College)
(LOC; ABN-AMRO)	4.50	5/20/08	1,000,000	1,001,578
Kansas—.6%
Shawnee,
IDR (Thrall Enterprises Inc.
Project) (LOC; ABN-AMRO)	3.00	3/7/08	2,100,000 [a]	2,100,000
Kentucky—1.4%
Kenton County Airport Board,
Special Facilities Revenue
(Airis Cincinnati LLC Project)
(LOC; Deutsche Postbank)	3.15	3/7/08	5,000,000 [a]	5,000,000
Louisiana—1.1%
Lehman Municipal Trust Receipts
(Jefferson Parish Home
Mortgage Authority) (Liquidity
Facility; Lehman Liquidity
Corporation and LOC: FNMA
and GNMA)	3.52	3/7/08	4,000,000 [a,b]	4,000,000
Maryland—.5%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Bank)	3.41	3/7/08	1,740,000 [a]	1,740,000
Massachusetts—.8%
Haverhill,
GO Notes, BAN	4.00	9/26/08	3,000,000	3,008,268

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan—6.6%
ABN AMRO Munitops Certificate
Trust (Michigan Housing
Development Authority)
(Liquidity Facility; Bank of
America and LOC; GNMA)	3.22	3/7/08	9,380,000 [a,b]	9,380,000
Michigan Housing Development
Authority, SFMR	3.05	9/3/08	2,400,000	2,400,000
Michigan Public Educational
Facilities Authority, Revenue
(LOC; Charter One Bank)	5.00	6/24/08	2,400,000	2,408,493
Michigan Strategic Fund,
LOR (Merchants LLC Project)
(LOC; National City Bank)	3.27	3/7/08	1,945,000 [a]	1,945,000
Michigan Strategic Fund,
LOR (NSS Technologies Project)
(LOC; Wachovia Bank)	3.50	3/7/08	4,000,000 [a]	4,000,000
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; ABN-AMRO)	3.31	3/7/08	3,490,000 [a]	3,490,000
Minnesota—1.6%
Metropolitan Council,
GO Notes	4.00	3/1/09	2,440,000 [c]	2,484,237
Minneapolis-Saint Paul Metropolitan
Airports Commission, Senior
Airport Revenue, Refunding	5.00	1/1/09	1,500,000	1,521,389
Waite Park,
IDR (McDowall Company Project)
(LOC; U.S. Bank NA)	2.55	3/7/08	1,690,000 [a]	1,690,000
New York—2.4%
Long Island Power Authority,
Electric System Revenue (LOC;
State Street Bank and Trust Co.)	3.42	3/1/08	1,900,000 [a]	1,900,000
New York City Municipal Water
Finance Authority, CP (LOC:
Landesbank Baden-Wurttemberg
and Landesbank
Hessen-Thuringen Girozentrale)	.70	3/6/08	5,000,000	5,000,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Transitional Finance
Authority, Revenue (New York
City Recovery) (Liquidity
Facility; Citigroup Global
Market Holdings)	3.91	3/1/08	1,880,000 [a]	1,880,000
North Carolina—6.8%
Iredell County Industrial
Facilities and Pollution
Control Financing Authority,
Revenue (Onsrud Inc. Project)
(LOC; Wachovia Bank)	3.45	3/7/08	3,135,000 [a]	3,135,000
North Carolina Education
Assistance Authority, Student
Loan Revenue (Insured; AMBAC
and Liquidity Facility; Royal
Bank of Canada)	7.50	3/7/08	15,000,000 [a]	15,000,000
North Carolina Medical Care
Commission, Health Care
Facility Revenue (Merlots
Program) (Providence Place
Retirement Community Nursing
Home Project) (Liquidity
Facility; Wachovia Bank and
LOC; GNMA)	3.35	3/7/08	6,425,000 [a,b]	6,425,000
North Dakota—.8%
North Dakota Rural Water Finance
Corporation, Public Projects
Construction Notes	3.80	4/1/08	3,000,000	3,000,000
Ohio—3.5%
Clark County,
Solid Waste Facilities Revenue
(Eastwood Dairy LLC Project)
(LOC; National City Bank)	3.18	3/7/08	2,750,000 [a]	2,750,000
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Liquidity Facility;
FHLB and LOC; FHLB)	3.15	3/7/08	10,000,000 [a]	10,000,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—8.5%
Bucks County Industrial
Development Authority, Revenue
(Christian Life Center
Project) (LOC; Wachovia Bank)	3.45	3/7/08	1,600,000 [a]	1,600,000
Chester County Industrial
Development Authority, Revenue
(YMCA of the Brandywine Valley
Project) (LOC; Fulton Bank)	3.24	3/7/08	3,500,000 [a]	3,500,000
Downingtown Area School District,
GO (Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	2.90	3/7/08	3,900,000 [a]	3,900,000
Lancaster Industrial Development
Authority, Revenue (Student
Lodging and Student Services
Project) (LOC; Fulton Bank)	3.26	3/7/08	3,810,000 [a]	3,810,000
Lehigh County General Purpose
Authority, HR (Saint Luke’s
Hospital of Bethlehem,
Pennsylvania Project)
(Liquidity Facility; Citibank
NA and LOC; Citibank NA)	3.22	3/7/08	9,340,000 [a,b]	9,340,000
Montgomery County Industrial
Development Authority, PCR, CP
(Exelon Project) (LOC;
Wachovia Bank)	2.62	6/10/08	3,000,000	3,000,000
North Lebanon Township Municipal
Authority, Sewer Revenue
(Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	3.24	3/7/08	3,320,000 [a]	3,320,000
Puttable Floating Option Tax
Exempt Receipts (Montgomery
County Redevelopment
Authority, MFHR, Hunt Club
Apartments) (Insured; FHLMC
and Liquidity Facility; FHLMC)	5.36	3/7/08	2,000,000 [a,b]	2,000,000
South Carolina—1.1%
Lexington County School District
Number 1, GO Notes	4.00	3/1/08	4,055,000	4,055,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Dakota—1.5%
South Dakota Health and
Educational Facilities
Authority, Revenue (Rapid City
Regional Hospital) (Insured;
MBIA and Liquidity Facility;
U.S. Bank NA)	6.00	3/1/08	2,500,000 [a]	2,500,000
South Dakota Housing Development
Authority, Homeownership
Mortgage Revenue	4.25	8/15/08	3,000,000	3,005,975
Tennessee—7.4%
Metropolitan Government of
Nashville and Davidson
County, GO Multi-Purpose
Refunding Bonds	5.00	10/15/08	1,070,000	1,083,729
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, MFHR (The
Fountain Apartments Project)
(LOC; Fifth Third Bank)	3.29	3/7/08	10,000,000 [a]	10,000,000
Sevier County Public Building
Authority, Public Projects
Construction Notes
(Taud Loan Program)	3.65	4/1/08	2,000,000	2,000,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	3.41	3/7/08	4,500,000 [a,b]	4,500,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(LOC; BNP Paribas)	3.41	3/7/08	9,000,000 [a,b]	9,000,000
Texas—11.2%
El Paso County Hospital District,
GO Notes (Putters Program)
(Insured; AMBAC and Liquidity
Facility; Deutsche Postbank)	4.00	3/7/08	3,440,000 [a,b]	3,440,000
Greenville Industrial Development
Corporation, IDR (Woodgrain
Project) (LOC; General
Electric Capital Corp.)	3.25	3/7/08	3,225,000 [a]	3,225,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Harris County Metropolitan
Transportation Authority,
Sales and Use Tax Revenue, CP
(LOC; DEPFA Bank PLC)	2.10	4/30/08	2,500,000	2,500,000
Houston,
CP (Liquidity Facility; DEPFA
Bank PLC)	1.25	3/5/08	5,000,000	5,000,000
Houston,
Public Improvement and
Refunding GO Notes	5.00	3/1/08	2,460,000	2,460,000
Lower Colorado River Authority,
Transmission Contract Revenue,
Refunding (LCRA Transmission
Services Corporation Project)
(Insured; AMBAC)	5.00	5/15/08	1,110,000	1,113,316
North Texas Tollway Authority,
BAN	4.13	11/19/08	9,500,000	9,500,000
Port of Port Arthur Navigation
District, Environmental
Facilities Revenue, Refunding
(Motiva Enterprises Project)	3.50	3/7/08	5,945,000 [a]	5,945,000
Revenue Bond Certificate Series
Trust, Revenue (Siena Place)
(GIC; AIG Funding Inc.)	3.56	3/7/08	3,315,000 [a,b]	3,315,000
South Plains Housing Finance
Corporation, SFMR (Guaranteed
Mortgage-Backed Securities
Program) (GIC; Royal Bank of
Canada and LOC: FHLMC, FNMA
and GNMA)	4.40	4/19/08	3,410,000	3,410,000
Vermont—1.3%
Vermont Economic Development
Authority, Revenue, CP
(Economic Development
Capital Program) (LOC;
JPMorgan Chase Bank)	3.00	3/11/08	4,000,000	4,000,000
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Capital Asset Financing
Program) (LOC; M&T Bank)	3.10	3/7/08	840,000 [a]	840,000

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia—2.0%
Hanover County Industrial
Development Authority, IDR
(Iron and Metal Company
Project) (LOC; Branch Banking
and Trust Company)	3.28	3/7/08	2,990,000 [a]	2,990,000
Patrick County Industrial
Development Authority, IDR
(Narroflex Inc. Project) (LOC;
HSBC Bank USA)	3.15	3/7/08	3,170,000 [a]	3,170,000
Roanoke Industrial Development
Authority, IDR (Virginia
Transformer Corporation) (LOC;
SunTrust Bank)	3.45	3/7/08	1,125,000 [a]	1,125,000
Washington—3.2%
Port Chehalis Industrial
Development Corporation,
Revenue (JLT Holding LLC
Project) (LOC; Key Bank)	3.16	3/7/08	2,735,000 [a]	2,735,000
Washington Housing Finance
Commission, MFHR, Refunding
(Avalon Ridge Apartments
Project) (Collateralized; FNMA)	3.10	3/7/08	8,755,000 [a]	8,755,000
Wisconsin—4.5%
Fond Du Lac,
Waterworks System Revenue, BAN	4.50	7/1/08	3,000,000	3,003,369
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wachovia Bank)	3.50	3/7/08	3,350,000 [a]	3,350,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Project)
(LOC; Bank One)	3.05	3/7/08	3,145,000 [a]	3,145,000

16

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin (continued)
Wisconsin,
Transportation Revenue, CP
(Liquidity Facility:
California State Teachers
Retirement System and State
Street Bank and Trust Co.)	3.37	3/13/08	6,675,000	6,675,000
Wyoming—.8%
Campbell County,
IDR (Two Elk Partners Project)	3.65	11/28/08	3,000,000	3,000,000
U.S. Related—.8%
Puerto Rico Aqueduct and Sewer
Authority, Revenue (Liquidity
Facility; Citibank NA and LOC;
Citibank NA)	3.22	3/7/08	3,000,000 [a,b]	3,000,000

Total Investments (cost $362,552,049)			100.9%	362,552,049
Liabilities, Less Cash and Receivables			(.9%)	(3,175,597)
Net Assets			100.0%	359,376,452

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $71,475,000 or 19.9% of net assets.
[c] Purchased on a delayed delivery basis.

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

18

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	79.9
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	5.1
Not Rated [e]		Not Rated [e]		Not Rated [e]	15.0
					100.0

†	Based on total investments.
[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	362,552,049	362,552,049
Interest receivable		2,429,795
Prepaid expenses		14,595
		364,996,439

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		103,629
Cash overdraft due to Custodian		3,008,804
Payable for investment securities purchased		2,484,237
Payable for shares of Common Stock redeemed		85
Accrued expenses		23,232
		5,619,987

Net Assets ($)		359,376,452

Composition of Net Assets ($):
Paid-in capital		359,319,952
Accumulated net realized gain (loss) on investments		56,500

Net Assets ($)		359,376,452

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		359,319,952
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

Investment Income ($):
Interest Income	6,037,656
Expenses:
Management fee—Note 2(a)	888,363
Shareholder servicing costs—Note 2(b)	75,190
Professional fees	28,946
Custodian fees—Note 2(b)	23,045
Directors’ fees and expenses—Note 2(c)	13,597
Registration fees	11,496
Prospectus and shareholders’ reports	8,603
Miscellaneous	16,772
Total Expenses	1,066,012
Less—reduction in management fee
due to undertaking—Note 2(a)	(265,382)
Less—reduction in fees due to
earnings credits—Note 1(b)	(26,950)
Net Expenses	773,680
Investment Income—Net, representing net increase
in net assets resulting from operations	5,263,976

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	5,263,976	11,332,274
Net realized gain (loss) on investments	—	62,837
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,263,976	11,395,111

Dividends to Shareholders from ($):
Investment income—net	(5,263,976)	(11,332,274)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	95,500,823	219,209,100
Dividends reinvested	5,136,022	10,950,666
Cost of shares redeemed	(80,632,316)	(254,081,534)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	20,004,529	(23,921,768)
Total Increase (Decrease) in Net Assets	20,004,529	(23,858,931)

Net Assets ($):
Beginning of Period	339,371,923	363,230,854
End of Period	359,376,452	339,371,923

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2008			Year Ended August 31,

	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.033	.028	.016	.007	.009
Distributions:
Dividends from
investment income—net	(.015)	(.033)	(.028)	(.016)	(.007)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.99[a]	3.32	2.82	1.64	.67	.87

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60[a]	.60	.61	.60	.60	.61
Ratio of net expenses
to average net assets	.44[a]	.45	.44	.44	.44	.45
Ratio of net investment income
to average net assets	2.96[a]	3.27	2.76	1.63	.67	.87

Net Assets, end of period
($ x 1,000)	359,376	339,372	363,231	420,987	448,827	383,146

a Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

24

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2008. The reduction in management fee, pursuant to the undertaking, amounted to $265,382 during the period ended February 29, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2008, the fund was charged $54,404 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2008, the fund was charged $13,843 pursuant to the transfer agency agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $1,104 pursuant to the cash management agreement.

The fund compensates The Bank of New York, under custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $23,045 pursuant to the custody agreement.

During the period ended February 29, 2008, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $137,719, chief compliance officer fees $4,419 and transfer agency per account fees $4,774, which are offset against an expense reimbursement currently in effect in the amount of $43,283.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted that the fund is serviced predominantly by the Manager’s retail servicing division.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data,

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2007. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on the current financial statements available to Lipper as of September 30, 2007.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median. The Board also noted that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians, and that the fund’s total expense ratio was the lowest in the Expense Group and lower than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund achieved first or second quintile total return rankings (the first quin-tile reflecting the highest performance ranking group) in its Performance Group, and first quintile rankings in the Performance Universe, for each reported time period up to 10 years, including achieving the number one ranking in the Performance Group for the 4-year, 5-year, and 10-year periods.

30

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

Dreyfus BASIC Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DBMXX

Telephone 1-800-645-6561

E-mail Send your request to info@dreyfus.com

© 2008 MBSC Securities Corporation

0122SA0208

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
27	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC

New Jersey Municipal

Money Market Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets.These developments dampened investor sentiment and produced heightened volatility in the stock market and the higher-yielding segments of the bond market. Even some areas of the taxable money markets were affected when difficult liquidity conditions arose in the inter-bank lending and commercial paper markets.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

I wish you all continued success and I thank you all for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through February 29, 2008, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, Dreyfus BASIC New Jersey Municipal Money Market Fund produced an annualized yield of 3.00% . Taking into account the effects of compounding, the fund also produced an annualized effective yield of 3.04% .1

Tax-exempt money market instruments were primarily influenced by lower short-term interest rates during the reporting period, as the Federal Reserve Board (the “Fed”) took aggressive action to forestall a potential recession and promote liquidity in the midst of a credit crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey exempt issuers. Second, we actively manage the fund’s average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend to rise

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund’s average weighted maturity. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain then-current yields for as long as we deem practical.At other times,we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

Sub-Prime Mortgage Woes Dampened Economic Growth

By the start of the reporting period, economic conditions and investor sentiment had deteriorated as a result of turmoil originating in the sub-prime mortgage sector of the U.S. bond market. As investors reassessed their attitudes toward risk, they flocked toward the relative safety of U.S.Treasury securities and money market funds.

At the same time, consumers curtailed their spending, stoking recession concerns. The Fed intervened in September by reducing the federal funds rate for the first time in more than four years. However, news of massive sub-prime related losses by investment and commercial banks led to renewed market turbulence. The Fed responded with several more cuts in the federal funds rate, which stood at 4.25% by year-end. Heightened market volatility persisted through February as additional evidence of economic weakness accumulated, including the first monthly net loss of jobs in more than four years.The Fed took aggressive action in late January, reducing the federal funds rate by another 125 basis points — to 3% — in two moves.

Assets Flowed into Tax-Exempt Money Market Funds

As expected, tax-exempt money market yields declined along with the federal funds rate. In addition, a record level of assets flowed into municipal money market funds from risk-averse investors. For the most part, rising demand was met with ample supply, as investment banks continued to create a substantial volume of short-term variable-rate demand notes and tender option bonds. Consequently, yields of floating-rate instruments were higher at times than those of

4

longer-dated municipal notes. By the reporting period’s end, however, unrelenting investor demand began to overwhelm supply, putting downward pressure on short-term yields.

New Jersey’s fiscal condition remained sound during the reporting period, as the wealth of state residents helped offset the negative influences of high pension obligations and an onerous debt burden.While the state can expect to encounter renewed budget pressures as the economy slows, the governor recently offered a proposal designed to reduce debt and enhance revenues.

Maintaining a Conservative Investment Posture

We generally maintained a cautious investment approach, focusing whenever possible on instruments issued directly by New Jersey, its school districts and municipal authorities with their own revenue streams. We set the fund’s weighted average maturity in a range that was longer than industry averages to capture higher yields for as long as we deemed practical.As always, our research staff maintained rigorous credit standards, which, in our judgment, have become even more important in the current credit crunch.

As of the reporting period’s end, we expect the Fed to implement further reductions in the federal funds rate. We currently intend to maintain the fund’s longer weighted average maturity, which we believe should protect its yield as interest rates decline.

March 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until such time as shareholders are given at least 90 days’ notice to the contrary. Had these expenses not been absorbed, the fund’s annualized yield would have been 2.76% and the fund’s annualized effective yield would have been 2.80%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 2.26
Ending value (after expenses)	$1,015.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 2.26
Ending value (after expenses)	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—101.6%	Rate (%)	Date	Amount ($)	Value ($)

Atlantic City,
GO Notes (Insured; MBIA)	4.00	8/1/08	100,000	100,326
Atlantic County,
COP (Public Facilities Lease
Agreement—Atlantic County
Project) (Insured; FGIC)	7.40	3/1/08	125,000	125,024
Berkeley Heights Township Board of
Education, GO Notes	4.60	8/1/08	175,000	176,335
Berkeley Township,
GO Notes, BAN	4.00	3/14/08	1,160,000	1,160,099
Berlin Township,
GO Notes (Insured; FSA)	4.38	3/1/08	150,000	150,000
Bound Brook Borough,
GO Notes (Insured; FSA)	3.75	2/15/09	325,000	328,665
Brick Township Municipal Utilities
Authority, Revenue, Refunding	4.50	12/1/08	650,000	661,081
Burlington County,
General Improvement GO Notes,
Refunding (Insured; AMBAC)	5.00	10/1/08	225,000	227,839
Burlington County,
GO Notes (County College)	4.13	6/1/08	480,000	480,378
Burlington County Bridge
Commission, County-Guaranteed
Pooled Loan Revenue
(Governmental Loan Program)	5.00	10/15/08	160,000	162,053
Burlington County Bridge
Commission, County-Guaranteed
Pooled Loan Revenue
(Governmental Loan Program)	3.75	12/15/08	305,000	306,529
Camden County Improvement
Authority, County Guaranteed
Revenue (County Capital
Program) (Insured; FSA)	3.50	12/1/08	460,000	461,345
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(Cooper Health System
Obligated Group Issue) (LOC;
Commerce Bank N.A.)	3.25	3/7/08	4,800,000 [a]	4,800,000
Cape May County Municipal
Utilities Authority, Sewer Revenue,
Refunding (Insured; MBIA)	5.25	1/1/09	235,000	238,861

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Cherry Hill Township,
GO Notes, Refunding	5.00	7/15/08	500,000	504,230
Chester Township,
GO Notes (Insured; FSA)	3.00	2/1/09	435,000	438,937
Clifton Board of Education,
GO Notes	3.75	5/15/08	100,000	100,000
Cumberland County Improvement
Authority, County Guaranteed
Solid Waste System Revenue
(Insured; MBIA)	4.25	1/1/09	100,000	101,103
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	3.25	1/1/09	100,000	100,122
East Amwell Township,
GO Notes, BAN	4.00	5/22/08	696,150	696,524
Elizabeth,
GO Notes (General Improvement)
(Insured; MBIA)	4.00	6/15/08	125,000	125,088
Elizabeth,
GO Notes, Refunding	4.00	8/15/08	125,000	125,647
Essex County Improvement
Authority, Airport Revenue,
Refunding	4.00	11/1/08	190,000	190,244
Fair Lawn,
GO Notes	4.70	8/1/08	100,000	100,824
Gloucester County Improvement
Authority, County Guaranteed
LR (Insured; MBIA)	3.50	9/1/08	100,000	100,269
Haddonfield,
GO Notes, BAN	4.00	7/24/08	1,000,000	1,000,761
Hamilton Township Board of
Education, GO Notes (Insured; FSA)	4.75	8/15/08	650,000	656,407
Hudson County Improvement
Authority, Waterfront
Improvement Revenue (Weehawken
Project) (Insured; FSA)	3.50	7/1/08	100,000	100,038
Irvington Township,
GO Notes, BAN	4.25	3/14/08	1,000,000	1,000,171
Jersey City,
GO Notes (Qualified School
Bonds) (Insured; AMBAC)	4.75	3/1/08	110,000	110,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Jersey City,
GO Notes, Refunding	6.00	10/1/08	100,000	101,903
Jersey City Municipal Utilities
Authority, Sewer Revenue,
Refunding (Insured; FSA)	4.50	12/1/08	120,000	121,232
Logan Township Board of Education,
GO Notes	5.10	7/15/08	100,000	100,884
Manalapan-Englishtown Regional
School District Board of
Education, GO Notes	5.00	5/1/08	100,000	100,277
Mantua Township Board of
Education, GO Notes	5.70	3/1/08	250,000	250,000
Manville,
GO Notes, BAN	4.25	7/2/08	1,000,000	1,001,295
Medford Township,
GO Notes, Refunding	3.00	8/1/08	425,000	424,988
Mercer County Improvement
Authority, LR (Governmental
Leasing Program)	2.40	12/15/08	100,000	100,311
Monmouth County,
GO Notes	5.00	1/15/09	150,000	153,479
Monmouth County Improvement
Authority, Governmental Loan
Revenue	3.00	12/1/08	100,000	100,300
Morris County Improvement
Authority, Pooled Program
Revenue	5.00	9/1/08	100,000	100,792
Mount Olive Township Board of
Education, GO Notes
(Insured; MBIA)	4.00	7/15/08	330,000	331,126
New Jersey,
COP (Equipment Lease Purchase
Agreement) (Insured; AMBAC)	4.50	6/15/08	100,000	100,182
New Jersey,
GO Notes	4.75	3/1/08	200,000 [b]	200,000
New Jersey,
GO Notes	5.25	3/1/08	860,000	860,000
New Jersey,
GO Notes	5.00	5/1/08	135,000	135,606

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey,
GO Notes, Refunding	5.00	7/15/08	950,000	959,878
New Jersey,
GO Notes, Refunding	5.00	7/15/08	115,000	116,238
New Jersey,
GO Notes, Refunding	5.50	8/1/08	100,000	101,070
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	4.55	3/7/08	525,000 [a]	525,000
New Jersey Economic Development
Authority, EDR (ARND LLC
Project) (LOC; Comerica Bank)	3.31	3/7/08	2,720,000 [a]	2,720,000
New Jersey Economic Development
Authority, EDR (Challenge
Printing Project) (LOC;
Wachovia Bank)	3.43	3/7/08	765,000 [a]	765,000
New Jersey Economic Development
Authority, EDR (Parke Place
Associates Project) (LOC;
Commerce Bank N.A.)	3.31	3/7/08	5,450,000 [a]	5,450,000
New Jersey Economic Development
Authority, EDR (RCC Properties
LLC Project) (LOC; Wachovia Bank)	3.43	3/7/08	1,560,000 [a]	1,560,000
New Jersey Economic Development
Authority, EDR (Services for Children
with Hidden Intelligence, Inc.
Project) (LOC; Fulton Bank)	3.26	3/7/08	2,000,000 [a]	2,000,000
New Jersey Economic Development
Authority, EDR (United Window
and Door Manufacturing Inc.)
(LOC; Wachovia Bank)	3.43	3/7/08	50,000 [a]	50,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
Wachovia Bank)	3.43	3/7/08	500,000 [a]	500,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	3.26	3/7/08	3,000,000 [a]	3,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Economic Development
Authority, IDR (Pennwell
Holdings LLC Project)
(LOC; Wachovia Bank)	3.43	3/7/08	2,280,000 [a]	2,280,000
New Jersey Economic Development
Authority, Market Transition
Facility Senior Lien Revenue,
Refunding	5.00	7/1/08	650,000	654,291
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	3/1/08	400,000	400,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	6/15/08	350,000	351,996
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/08	160,000	161,267
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; FSA)	5.25	3/1/09	175,000	180,176
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (Liquidity
Facility; Bank of America)	3.36	3/7/08	2,995,000 [a,c]	2,995,000
New Jersey Economic Development
Authority, State LR (State
Office Buildings Projects)	5.25	6/15/08	100,000	100,715
New Jersey Economic Development
Authority, Transportation
Project Sublease Revenue
(New Jersey Transit Corporation
Light Rail Transit System
Project) (Insured; FSA)	5.00	5/1/08	100,000	100,389
New Jersey Educational
Facilities Authority, Revenue
(College of New Jersey Issue)
(Insured; AMBAC and
Liquidity Facility;
Bank of Nova Scotia)	7.28	3/7/08	8,100,000 [a]	8,100,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.00	9/1/08	765,000	773,759
New Jersey Educational Facilities
Authority, Revenue (Montclair
State University Issue)
(Insured; AMBAC)	4.00	7/1/08	100,000	100,195
New Jersey Environmental
Infrastructure Trust,
Environmental Infrastructure
Revenue	4.00	9/1/08	650,000	650,626
New Jersey Environmental
Infrastructure Trust,
Environmental Infrastructure
Revenue	5.00	9/1/08	125,000	126,867
New Jersey Environmental
Infrastructure Trust,
Environmental Infrastructure
Revenue, Refunding	5.00	9/1/08	265,000	266,550
New Jersey Health Care Facilities
Financing Authority,
Department of Human Services,
LR (Greystone Park Psychiatric
Hospital Project)	5.00	9/15/08	155,000	156,322
New Jersey Health Care Facilities
Financing Authority, Revenue
(Virtua Health Issue)
(Insured; FSA)	5.00	7/1/08	100,000	100,573
New Jersey Health Care Facilities
Financing Authority, Revenue,
Refunding (Community Medical
Center/Kimball Medical
Center/Kensington Manor Care
Center Obligated Group Issue)
(Insured; FSA)	5.50	7/1/08	100,000	100,687
New Jersey Health Care Facilities
Financing Authority, Revenue,
Refunding (Robert Wood Johnson
University Hospital Issue)	5.00	7/1/08	1,500,000	1,509,443
New Jersey Housing and Mortgage
Finance Agency, Home Buyer
Revenue	5.30	10/1/08	1,140,000	1,160,103

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey Housing and Mortgage
Finance Agency, MFHR
(Insured; FSA)	3.88	11/1/08	430,000	432,085
New Jersey Sports and Exposition
Authority, State Contract
Bonds (Insured; MBIA and
Liquidity Facility; Credit
Suisse Group)	3.94	3/7/08	7,415,000 [a]	7,415,000
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.00	6/15/08	100,000 [b]	100,559
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.00	6/15/08	1,330,000 [b]	1,339,693
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.25	6/15/08	375,000	376,530
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.50	6/15/08	150,000	150,736
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.25	12/15/08	300,000	305,716
New Jersey Turnpike Authority,
Turnpike Revenue	6.75	1/1/09	110,000	113,831
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; MBIA)	5.50	1/1/09	255,000	259,977
New Jersey Wastewater Treatment
Trust, Wastewater Treatment
Insured Revenue, Refunding
(Financing Program) (Insured; MBIA)	7.00	5/15/08	450,000	453,411
Ocean County,
General Improvement GO Notes	4.13	8/1/08	920,000	921,208
Passaic County,
GO Notes	3.50	9/15/08	185,000	185,734
Passaic County,
GO Notes (Insured; FSA)	5.00	9/15/08	150,000	152,411
Paterson,
GO Notes (Insured; FSA)	3.50	2/1/09	200,000	202,260
Paterson Public School District,
COP, Refunding (Lease Purchase
Agreement) (Insured; MBIA)	4.00	11/1/08	140,000	140,544

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsauken Township Board of
Education, GO Notes, Refunding
(Insured; FSA)	5.00	3/1/08	180,000	180,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
133rd Series) (Insured; FSA)	2.20	7/15/08	100,000	99,969
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series)	3.50	10/1/08	170,000	170,473
Port Authority of New York and New
Jersey (Consolidated Bonds,
141st Series) (Insured; CIFG
and Liquidity Facility; Wells
Fargo Bank)	3.29	3/7/08	7,090,000 [a,c]	7,090,000
Port Authority of New York and New
Jersey (Consolidated Bonds,
147th Series) (Insured; FGIC
and Liquidity Facility;
Bayerische Landesbank)	3.28	3/7/08	4,500,000 [a,c]	4,500,000
Port Authority of New York and New
Jersey, Equipment Notes	3.30	3/7/08	1,745,000 [a]	1,745,000
Port Authority of New York and New
Jersey, Special Project
Revenue (JFK International Air
Terminal LLC Project)
(Insured; MBIA)	6.25	12/1/08	2,000,000	2,035,031
Puttable Floating Option Tax Exempt
Receipts (Tobacco Settlement
Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds) (Liquidity Facility; Merrill
Lynch Capital Services and LOC;
Merrill Lynch Capital Services)	3.41	3/7/08	7,400,000 [a,c]	7,400,000
Ramapo Indian Hills Regional High
School District Board of
Education, GO Notes	4.75	6/1/08	100,000	100,607
Sea Isle City,
GO Notes, BAN	3.75	12/10/08	1,400,000	1,403,671
South Hackensack Township Board of
Education, GO Notes (Insured;
FSA)	4.00	2/15/09	115,000	116,509

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Sussex County,
GO Notes	3.25	7/15/08	100,000	100,463
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch
Capital Services)	3.26	3/7/08	500,000 [a,c]	500,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-
Backed Bonds (Liquidity Facility;
Merrill Lynch Capital Services
and LOC; Merrill Lynch)	3.41	3/7/08	4,240,000 [a,c]	4,240,000
Union City,
GO Notes (Insured; FSA)	6.38	11/1/08	750,000	769,593
Union City,
GO Notes, Refunding
(Insured; MBIA)	5.50	9/1/08	300,000	303,994
Union County Utilities Authority,
Solid Waste Facility Senior LR
(Ogden Martin Systems
of Union, Inc. Lessee)
(Insured; AMBAC)	5.50	6/1/08	100,000	100,242
Voorhees Township,
GO Notes, BAN	4.00	7/18/08	1,000,000	1,000,731
Washington Township,
GO Notes, BAN	4.00	6/11/08	1,000,000	1,000,671
Wildwood Crest,
GO Notes, BAN	4.00	3/7/08	1,000,000	1,000,039

Total Investments (cost $103,434,101)			101.6%	103,434,108

Liabilities, Less Cash and Receivables			(1.6%)	(1,633,966)

Net Assets			100.0%	101,800,142

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $26,725,000 or 26.3% of net assets.

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	51.8
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	19.9
Not Rated [e]		Not Rated [e]		Not Rated [e]	28.3
					100.0

†	Based on total investments.
[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	103,434,101	103,434,108
Interest receivable		1,099,845
Prepaid expenses		6,887
		104,540,840

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		31,680
Cash overdraft due to Custodian		2,616,151
Payable for shares of Common Stock redeemed		63,545
Accrued expenses		29,322
		2,740,698

Net Assets ($)		101,800,142

Composition of Net Assets ($):
Paid-in capital		101,800,135
Accumulated gross unrealized appreciation on investments		7

Net Assets ($)		101,800,142

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		101,800,135
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

18

STATEMENT OF OPERATIONS Six Months Ended February 29, 2008 (Unaudited)
Investment Income ($):
Interest Income	1,721,924
Expenses:
Management fee—Note 2(a)	249,561
Shareholder servicing costs—Note 2(b)	29,006
Auditing fees	22,247
Custodian fees—Note 2(b)	9,344
Prospectus and shareholders’ reports	5,746
Registration fees	5,116
Directors’ fees and expenses—Note 2(c)	5,104
Legal fees	3,173
Miscellaneous	12,616
Total Expenses	341,913
Less—reduction in management fee
due to undertaking—Note 2(a)	(116,952)
Less—reduction in fees due to
earnings credits—Note 1(b)	(3,067)
Net Expenses	221,894
Investment Income—Net	1,500,030

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	6,879
Net unrealized appreciation on investments	7
Net Realized and Unrealized Gain (Loss) on Investments	6,886
Net Increase in Net Assets Resulting from Operations	1,506,916

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	1,500,030	3,659,793
Net realized gain (loss) on investments	6,879	53,848
Net unrealized appreciation on investments	7	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,506,916	3,713,641

Dividends to Shareholders from ($):
Investment income—net	(1,500,030)	(3,659,793)
Net realized gain on investments	(60,727)	—
Total Dividends	(1,560,757)	(3,659,793)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	14,683,552	36,893,466
Dividends reinvested	1,514,536	3,534,067
Cost of shares redeemed	(17,490,707)	(52,525,456)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,292,619)	(12,097,923)
Total Increase (Decrease) in Net Assets	(1,346,460)	(12,044,075)

Net Assets ($):
Beginning of Period	103,146,602	115,190,677
End of Period	101,800,142	103,146,602

See notes to financial statements.
20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2008			Year Ended August 31,

	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.033	.027	.016	.007	.009
Distributions:
Dividends from
investment income—net	(.015)	(.033)	(.027)	(.016)	(.007)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.13[a]	3.30	2.78	1.59	.71	.89

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69[a]	.65	.64	.64	.63	.63
Ratio of net expenses
to average net assets	.44[a]	.45	.45	.45	.44	.45
Ratio of net investment income
to average net assets	3.01[a]	3.25	2.75	1.57	.70	.87

Net Assets, end of period
($ x 1,000)	101,800	103,147	115,191	110,342	136,108	142,099

[a] Annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

22

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

24

At February 29, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2008. The reduction in management fee, pursuant to the undertaking, amounted to $116,952 during the period ended February 29, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2008 the fund was charged $21,758 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2008, the fund was charged $4,596 pursuant to the transfer agency agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $355 pursuant to the cash management agreement.

The fund compensates The Bank of New York, under custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $9,344 pursuant to the custody agreement.

During the period ended February 29, 2008, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $39,988, custodian fees $2,942, chief compliance officer fees $4,419 and transfer agency per account fees $1,424, which are offset against an expense reimbursement currently in effect in the amount of $17,093.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted that the fund is serviced predominantly by the Manager’s retail servicing division.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex generally, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data,

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance among the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also was selected by Lipper, all for various periods ended September 30, 2007. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on the current financial statements available to Lipper as of September 30, 2007.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was slightly higher than the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio was the lowest in the Expense Group and lower than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund was the top ranked fund in its Performance Group, and ranked in the first or second quintile (the first quintile reflecting the highest performance ranking group) in its Performance Universe, for each reported time period up to 10 years.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates that was reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the

28

Similar Fund and any differences, from the Manager’s perspective, in providing services to the Similar Fund as compared to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board noted that the Similar Fund paid the same contractual management fee rate as the fund. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

30

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
24	Financial Highlights
27	Notes to Financial Statements
34	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
High Yield Municipal
Bond Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier High Yield Municipal Bond Fund, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for fixed-income investors in recent memory. The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the U.S. sub-prime mortgage sector spread to other areas of the global financial markets. These developments dampened investor sentiment and produced heightened volatility in many segments of the municipal bond market. Particularly hard-hit were lower-rated municipal bonds and those carrying third-party insurance from independent bond insurers.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective.To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

I wish you all continued success and I thank you all for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through February 29, 2008, as provided by W. Michael Petty and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, Dreyfus Premier High Yield Municipal Bond Fund’s Class A shares produced a –4.68% total return, Class C shares produced a –5.04% total return and Class Z shares produced a –4.64% total return.1 The fund’s benchmark, the Lehman Brothers Municipal Bond Index, which does not include securities rated below investment grade, produced a –0.60% total return, and the fund’s Lipper category average provided an average return of –5.46% for the same period.2,3

The reporting period proved to be a challenging time for high yield municipal bonds. An intensifying credit crisis and economic slowdown triggered a “flight to quality” in which investors turned away from higher-yielding investments, often without regard to their underlying credit fundamentals.As might be expected, the fund underperformed its benchmark, which we mainly attribute to the fund’s holdings of lower-rated securities relative to its benchmark that were more vulnerable to the sub-prime fallout. However, a relatively cautious investment posture enabled the fund to post higher returns than its Lipper category average.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal.To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 65% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

may invest up to 35% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. When selecting municipal bonds, we may assess the current interest rate environment and the municipal bond’s credit profile and potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, including those that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which sell at a price below their face value, or to “premium” bonds, which sell at a price above their face value. The fund’s allocation to either discount or premium bonds will change with our view of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds Suffered in the Credit Crunch

The reporting period began amid a credit crisis that began when an unexpectedly high number of homeowners defaulted on their sub-prime mortgages. This development sent shockwaves throughout the global financial markets as investors reassessed their attitudes toward risk and began to shun lower-rated bonds.

The sub-prime meltdown produced massive losses among bond insurers. Because many of these companies had written insurance on both mortgage-backed securities and municipal bonds, investors responded negatively when insurers came under financial pressure. Even municipal bonds with strong underlying credit characteristics lost value as liquidity conditions become more difficult.

The effects of the credit crisis were exacerbated by slower economic growth as declining housing prices, soaring energy costs and a softer job market put pressure on consumer spending. Aggressive reductions of short-term interest rates by the Federal Reserve Board and a fiscal stimulus package from Congress have not yet forestalled further eco-

nomic deterioration. Not surprisingly, the economic slowdown led to concerns that states and municipalities may face greater fiscal pressures if tax revenues fail to meet budgeted projections.

A Cautious Investment Posture Helped Support Fund Returns

The fund weathered the credit storm relatively well. We focused primarily on municipal bonds with credit ratings at the upper end of the high yield range as yield spreads widened along the credit spectrum. Toward the end of the reporting period, we invested in the short-term auction securities market, where difficult liquidity conditions produced unusually high tax-exempt yields. Most important, our staff of credit analysts continued to conduct extensive research into the fund’s current and prospective holdings in an effort to ensure that they will continue to pay interest and principal in a timely manner.

Positioned for Continued Volatility

As of the reporting period’s end, the financial markets have remained unsettled and economic conditions have continued to falter.Therefore, we currently intend to maintain a defensive investment posture, focusing primarily on bonds that our research suggests have strong credit and liquidity profiles. While we have begun to find value-oriented opportunities among high yield municipal bonds that appear to have been punished too severely, we believe it is prudent to wait until we see signs of improvement before seeking to capitalize on them.

March 17, 2008
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Yield Municipal Bond Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008
	Class A	Class C	Class Z

Expenses paid per $1,000 †	$ 5.00	$ 8.77	$ 4.91
Ending value (after expenses)	$953.20	$949.60	$953.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008
	Class A	Class C	Class Z

Expenses paid per $1,000 †	$ 5.17	$ 9.07	$ 5.07
Ending value (after expenses)	$1,019.74	$1,015.86	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.81% for Class C and 1.01% for Class Z; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—94.3%	Rate (%)	Date	Amount ($)	Value ($)

Alaska—.9%
Alaska Industrial Development and
Export Authority, Community
Provider Revenue (Boys and
Girls Home and Family
Services, Inc. Project)	5.88	12/1/27	2,000,000	1,784,380
Arizona—2.4%
Pima County Industrial Development
Authority, Education
Facilities Revenue (Sonoran
Science Academy Tucson Project)	5.75	12/1/37	2,750,000	2,282,115
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000	2,529,390
California—1.3%
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	1,000,000	1,009,440
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	1,000,000	827,880
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	5,710,000	742,814
Colorado—6.5%
Arista Metropolitian District,
Special Revenue	6.75	12/1/35	1,000,000	875,740
Colorado Educational and Cultural
Facilities Authority,
Independent School Improvement
Revenue (Vail Christian High
School Project)	5.50	6/1/37	2,000,000	1,679,180
Colorado Educational and Cultural
Facilities Authority, Revenue
(Cerebral Palsy of
Colorado Project)	6.25	5/1/36	1,275,000	1,169,417

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	3,500,000	3,011,225
Colorado Health Facilities
Authority, Revenue (Christian
Living Communities Project)	5.75	1/1/37	2,000,000	1,719,100
El Paso County,
SFMR (Collateralized: FNMA
and GNMA)	6.20	11/1/32	790,000	813,100
Murphy Creek Metropolitan District
Number Three, GO	6.00	12/1/26	1,000,000	845,260
Murphy Creek Metropolitan District
Number Three, GO	6.13	12/1/35	1,380,000	1,131,531
University of Colorado Hospital
Authority, Revenue	5.25	11/15/39	2,000,000	1,745,000
Connecticut—1.5%
Mashantucket Western Pequot Tribe,
Special Revenue	6.50	9/1/31	3,000,000	2,998,200
District of Columbia—3.1%
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA
and GNMA)	6.65	6/1/30	3,145,000	3,284,261
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA
and GNMA)	7.50	12/1/30	1,255,000	1,326,322
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.50	5/15/33	620,000	606,397
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	11,560,000	689,323
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	220,000	220,108

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—4.0%
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute Project)	6.25	9/1/27	3,000,000	2,840,190
Jacksonville Economic Development
Commission, IDR (Gerdau
Ameristeel US Inc. Project)	5.30	5/1/37	1,700,000	1,348,593
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	4,000,000	3,804,000
Georgia—2.0%
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	1,685,000	1,764,616
Rockdale County Development
Authority, Project Revenue
(Visy Paper Project)	6.13	1/1/34	2,500,000	2,271,750
Illinois—10.2%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	505,000	528,392
Chicago O’Hare International
Airport, Special Facility Revenue
(American Airlines, Inc. Project)	5.50	12/1/30	3,500,000	2,631,965
Harvey,
GO	5.50	12/1/27	2,000,000	1,810,980
Harvey,
GO	5.63	12/1/32	2,000,000	1,788,060
Illinois Educational Facilities
Authority, Student Housing
Revenue (University
Center Project)	6.25	5/1/12	1,000,000 [a]	1,120,360
Illinois Finance Authority,
MFHR (Dekalb Supportive Living
Facility Project)	6.10	12/1/41	2,750,000	2,263,333
Illinois Finance Authority,
Revenue (Sherman Health Systems)	5.50	8/1/37	3,000,000	2,669,340
Lombard Public Facilities
Corporation, Conference Center
and Hotel First Tier Revenue	7.13	1/1/36	1,000,000	985,110

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Quad Cities Regional Economic
Development Authority, MFHR
(Heritage Woods of Moline
SLF Project)	6.00	12/1/41	1,000,000	810,880
Will Kankakee Regional Development
Authority, MFHR (Senior Estates
Supportive Living Project)	7.00	12/1/42	2,000,000	1,821,000
Yorkville United City,
Sales Tax Revenue (Kendall
Marketplace Project)	6.00	1/1/26	3,755,000	3,331,736
Yorkville United City,
Sales Tax Revenue (Kendall
Marketplace Project)	6.00	1/1/27	420,000	371,372
Iowa—.5%
Coralville,
Annual Appropriation Urban
Renewal Tax Increment Revenue	6.00	6/1/36	1,000,000	907,540
Kansas—2.0%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	970,000	1,006,268
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.25	12/1/35	2,830,000	2,987,065
Kentucky—1.3%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,041,495
Three Forks Public Properties
Corporation, First Mortgage
Revenue (Regional Detention
Facility Project)	5.50	12/1/20	1,615,000	1,554,001
Louisiana—5.9%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	4,970,000	4,373,053

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Louisiana (continued)
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000	3,905,720
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities Inc. Project)	5.75	7/1/39	4,000,000	3,526,040
Maryland—1.2%
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	6.00	1/1/28	2,500,000	2,412,725
Massachusetts—.8%
Massachusetts Health and Educational
Facilities Authority, Revenue
(Fisher College Issue)	5.13	4/1/30	1,780,000	1,506,984
Michigan—4.1%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000	1,787,365
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	1,000,000	975,000
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,385,000	4,076,822
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/48	1,500,000	1,391,220
Minnesota—3.3%
Cottage Grove,
Subordinate Senior Housing
Revenue (PHS/Cottage
Grove, Inc. Project)	6.00	12/1/46	1,500,000	1,337,490
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.50	10/1/47	3,000,000	2,951,580

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	1,500,000	1,413,975
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	1,000,000	929,390
Mississippi—1.3%
Mississippi Home Corporation,
SFMR (Collateralized: FNMA
and GNMA)	6.25	12/1/32	2,430,000	2,568,583
Missouri—.3%
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	7.50	3/1/31	610,000	640,512
New Hampshire—.8%
New Hampshire Health and Education
Facilities Authority, Revenue
(The Memorial Hospital Issue)	5.25	6/1/36	1,900,000	1,590,110
New Jersey—2.8%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	3,070,000	2,880,028
New Jersey Economic Development
Authority, EDR (United
Methodist Homes of New Jersey
Obligated Group Issue)	5.50	7/1/19	1,000,000	926,220
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	6.25	9/15/29	1,475,000	1,301,083
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	6,000,000	515,220

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Mexico—.5%
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	6.15	7/1/35	900,000	944,010
New York—5.6%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	1,500,000	1,521,885
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.13	8/1/11	4,555,000	4,511,682
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	3,500,000	3,330,005
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.63	7/1/37	2,000,000	1,830,680
Ohio—3.7%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	7,500,000	7,415,025
Oklahoma—1.3%
Chickasaw Nation,
Health System Bonds	6.25	12/1/32	2,680,000	2,602,548
Other State—1.0%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000	2,004,020
Pennsylvania—8.2%
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	6.25	1/1/35	1,500,000	1,426,095

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Dauphin County General Authority,
Health System Revenue
(Pinnacle Health System
Project) (Insured; FSA)	10.00	8/15/34	6,400,000 [b]	6,400,000
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	5,000,000	4,422,400
Montgomery County Higher Education
and Health Authority, First
Mortgage Improvement Revenue
(AHF/Montgomery Inc. Project)	6.88	4/1/36	2,000,000	1,930,080
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
Pennsylvania)	6.00	7/1/42	2,500,000	2,270,350
Rhode Island—.6%
Central Falls Detention Facility
Corporation, Detention
Facility Revenue (The Donald
W. Wyatt Detention Facility)	7.25	7/15/35	1,100,000	1,119,921
South Carolina—1.4%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.50	12/1/12	2,600,000 [a,c,d]	2,855,918
Tennessee—.7%
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(CDFI Phase 1, LLC Project)	5.00	10/1/25	600,000	509,520
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(CDFI Phase 1, LLC Project)	6.00	10/1/35	1,000,000	861,710

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—8.6%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	4,000,000	3,453,160
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	1,500,000	1,334,835
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	4,416,900
Texas Public Finance Authority,
Charter School Finance
Corporation, Education Revenue
(Burnham Wood Charter
School Project)	6.25	9/1/36	2,250,000	1,998,810
Willacy County Local Government
Corporation, Project Revenue	6.00	3/1/09	1,780,000	1,833,080
Willacy County Local Government
Corporation, Project Revenue	6.88	9/1/28	4,000,000	3,841,520
Virginia—1.2%
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.00	10/1/26	2,500,000	2,336,175
Washington—2.8%
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,685,000	1,514,006
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000	1,314,765
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000	1,547,549
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000	1,153,100

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

West Virginia—.8%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	1,850,000	1,675,286
Wisconsin—1.3%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	2,690,000 [c,d]	2,689,664
Wyoming—.4%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,000,000	876,450
Total Long-Term Municipal Investments
(cost $205,245,014)				187,898,498

Short-Term Municipal
Investments—8.3%

Kentucky—1.5%
Ohio County,
PCR, Refunding (Big Rivers Electric
Corporation Project) (Insured;
AMBAC and Liquidity Facility;
Credit Suisse Group)	8.00	3/7/08	3,000,000 [e]	3,000,000
Massachusetts—.1%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Capital
Asset Program Issue) (Insured;
MBIA and Liquidity Facility;
State Street Bank and Trust Co.)	8.00	3/1/08	200,000 [e]	200,000
Michigan—1.2%
Eastern Michigan University Board
of Regents, General Revenue,
Refunding (Insured; XLCA and
Liquidity Facility; Dexia
Credit Locale)	8.50	3/1/08	2,385,000 [e]	2,385,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—5.5%
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue, Refunding (City
of Philadelphia Funding
Program) (Insured; AMBAC and
Liquidity Facility; JPMorgan
Chase Bank)	9.00	3/7/08	11,000,000 [e]	11,000,000
Total Short-Term Municipal Investments
(cost $16,585,000)				16,585,000

Total Investments (cost $221,830,014)			102.6%	204,483,498

Liabilities, Less Cash and Receivables			(2.6%)	(5,099,574)

Net Assets			100.0%	199,383,924

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Variable rate security—interest rate subject to periodic change.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $5,545,582 or 2.8% of net assets.
[d] Collateral for floating rate borrowings.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	13.1
AA		Aa		AA	.8
A		A		A	2.3
BBB		Baa		BBB	23.3
BB		Ba		BB	5.2
B		B		B	2.9
CCC		Caa		CCC	1.3
F1		MIG1/P1		SP1/A1	8.2
Not Rated [f]		Not Rated [f]		Not Rated [f]	42.9
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		221,830,014	204,483,498
Interest receivable			3,281,975
Receivable for shares of Common Stock subscribed			982,357
Prepaid expenses			37,443
			208,785,273

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			154,313
Cash overdraft due to Custodian			286,740
Payable for shares of Common Stock redeemed			6,248,400
Payable for floating rate notes issued—Note 4			2,645,000
Interest and related expense payable			27,612
Accrued expenses			39,284
			9,401,349

Net Assets ($)			199,383,924

Composition of Net Assets ($):
Paid-in capital			218,529,640
Accumulated undistributed investment income—net			1,370
Accumulated net realized gain (loss) on investments			(1,800,570)
Accumulated net unrealized appreciation
(depreciation) on investments			(17,346,516)

Net Assets ($)			199,383,924

Net Asset Value Per Share
	Class A	Class C	Class Z

Net Assets ($)	49,656,548	19,695,232	130,032,144
Shares Outstanding	4,137,395	1,639,398	10,828,114

Net Asset Value Per Share ($)	12.00	12.01	12.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

Investment Income ($):
Interest Income	5,579,833
Expenses:
Management fee—Note 3(a)	564,846
Distribution fees—Note 3(b)	179,241
Shareholder servicing costs—Note 3(b)	121,667
Interest and related expense—Note 4	47,321
Registration fees	45,107
Professional fees	25,884
Custodian fees—Note 3(b)	7,992
Prospectus and shareholders’ reports	7,354
Directors’ fees and expenses—Note 3(c)	6,959
Loan commitment fees—Note 2	930
Miscellaneous	8,816
Total Expenses	1,016,117
Less—reduction in fees due to
earnings credits—Note 1(b)	(1,605)
Net Expenses	1,014,512
Investment Income—Net	4,565,321

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,387,236)
Net unrealized appreciation (depreciation) on investments	(13,495,380)
Net Realized and Unrealized Gain (Loss) on Investments	(14,882,616)
Net (Decrease) in Net Assets Resulting from Operations	(10,317,295)

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007 [a]

Operations ($):
Investment income—net	4,565,321	5,927,846
Net realized gain (loss) on investments	(1,387,236)	(352,701)
Net unrealized appreciation
(depreciation) on investments	(13,495,380)	(6,311,882)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(10,317,295)	(736,737)

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(991,595)	(256,811)
Class C shares	(302,279)	(62,669)
Class Z shares	(3,270,077)	(5,603,678)
Net realized gain on investments:
Class Z shares	—	(288,921)
Total Dividends	(4,563,951)	(6,212,079)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	39,609,265	30,094,833
Class C shares	13,591,006	9,766,792
Class Z shares	40,273,279	98,202,070
Dividends reinvested:
Class A shares	644,825	160,777
Class C shares	90,088	21,014
Class Z shares	2,629,967	4,647,682
Cost of shares redeemed:
Class A shares	(14,839,539)	(1,170,463)
Class C shares	(1,991,728)	(45,730)
Class Z shares	(29,476,803)	(51,323,330)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	50,530,360	90,353,645
Total Increase (Decrease) in Net Assets	35,649,114	83,404,829

Net Assets ($):
Beginning of Period	163,734,810	80,329,981
End of Period	199,383,924	163,734,810
Undistributed investment income—net	1,370	—

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007 [a]

Capital Share Transactions:
Class A
Shares sold	3,105,434	2,242,173
Shares issued for dividends reinvested	51,138	12,157
Shares redeemed	(1,185,184)	(88,323)
Net Increase (Decrease) in Shares Outstanding	1,971,388	2,166,007

Class C
Shares sold	1,059,817	729,777
Shares issued for dividends reinvested	7,147	1,603
Shares redeemed	(155,423)	(3,523)
Net Increase (Decrease) in Shares Outstanding	911,541	727,857

Class Z
Shares sold	3,143,984	7,278,859
Shares issued for dividends reinvested	207,088	345,098
Shares redeemed	(2,312,763)	(3,856,834)
Net Increase (Decrease) in Shares Outstanding	1,038,309	3,767,123

a The fund commenced offering three classes of shares on March 15, 2007.The existing shares were redesignated Class Z and the fund added Class A and Class C shares.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2008	Year Ended
Class A Shares	(Unaudited)	August 31, 2007 [a]

Per Share Data ($):
Net asset value, beginning of period	12.90	13.63
Investment Operations:
Investment income—net [b]	.31	.28
Net realized and unrealized
gain (loss) on investments	(.90)	(.72)
Total from Investment Operations	(.59)	(.44)
Distributions:
Dividends from investment income—net	(.31)	(.29)
Net asset value, end of period	12.00	12.90

Total Return (%) [c]	(4.68)[d]	1.57[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[e]	1.27[e]
Ratio of net expenses to average net assets	1.03[e,f]	1.27[e,f]
Ratio of net investment income
to average net assets	4.85[e]	4.51[e]
Portfolio Turnover Rate	24.43[d]	55.80

Net Assets, end of period ($ x 1,000)	49,657	27,948

[a]	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]	Based on average shares outstandng at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
[f]	The difference for the period represents less than .01%.
See notes to financial statements.

	Six Months Ended
	February 29, 2008	Year Ended
Class C Shares	(Unaudited)	August 31, 2007 [a]

Per Share Data ($):
Net asset value, beginning of period	12.91	13.63
Investment Operations:
Investment income—net [b]	.26	.23
Net realized and unrealized
gain (loss) on investments	(.90)	(.71)
Total from Investment Operations	(.64)	(.48)
Distributions:
Dividends from investment income—net	(.26)	(.24)
Net asset value, end of period	12.01	12.91

Total Return (%) [c]	(5.04)[d]	1.27[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81[e]	1.99[e]
Ratio of net expenses to average net assets	1.81[e,f]	1.99[e,f]
Ratio of net investment income
to average net assets	4.10[e]	3.69[e]
Portfolio Turnover Rate	24.43[d]	55.80

Net Assets, end of period ($ x 1,000)	19,695	9,397

[a]	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]	Based on average shares outstandng at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
[f]	The difference for the period represents less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2008	Year Ended August 31,

Class Z Shares	(Unaudited)	2007 [a]	2006 [b]

Per Share Data ($):
Net asset value, beginning of period	12.91	13.34	12.50
Investment Operations:
Investment income—net [c]	.32	.63	.57
Net realized and unrealized
gain (loss) on investments	(.90)	(.39)	.82
Total from Investment Operations	(.58)	.24	1.39
Distributions:
Dividends from investment income—net	(.32)	(.63)	(.55)
Dividends from net realized gain on investments	—	(.04)	—
Total Distributions	(.32)	(.67)	(.55)
Net asset value, end of period	12.01	12.91	13.34

Total Return (%)	(4.64)[d]	1.65	11.35[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[e]	1.24	1.24[e]
Ratio of net expenses to average net assets	1.01[e,f]	1.24[f]	1.18[e]
Ratio of net investment income
to average net assets	4.93[e]	4.62	4.68[e]
Portfolio Turnover Rate	24.43[d]	55.80	74.52[d]

Net Assets, end of period ($ x 1,000)	130,032	126,390	80,330

[a]	The fund commenced offering three classes of shares on March 15, 2007.The existing shares redesignated Class Z and the fund added Class A and Class C shares.
[b]	From September 30, 2005 (commencement of operations) to August 31 ,2006.
[c]	Based on average shares outstandng at each month end.
[d]	Not annualized.
[e]	Annualized.
[f]	The difference for the period represents less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class Z (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the current year, the portfolio adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007 was as follows: tax exempt income $5,923,158 and ordinary income $288,921.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 29, 2008, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 29, 2008, the Distributor retained $31,746 from commissions earned on sales of the fund's Class A shares and $726 from CDSC on redemption of the funds Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 29, 2008, Class C shares were charged $55,336, pursuant to the Plan.

Under the Service Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and /or maintaining Class Z shareholder accounts.The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended February 29, 2008, Class Z shares were charged $123,905 pursuant to the Service Plan.

Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2008, Class A and Class C shares were charged $51,097 and $18,445, respectively, pursuant to the Shareholder Services Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2008, the fund was charged $22,612 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $1,605 pursuant to the cash management agreement.

The fund compensates Mellon Bank, N.A., a subsidiary of BNY Mellon and a Dreyfus affiliate, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $7,992 pursuant to the custody agreement.

During the period ended February 29, 2008, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $100,611, Rule 12b-1 distribution fees $20,734, shareholder service plan fees $14,957, custodian fees $4,779, chief compliance officer fees $4,419 and transfer agency per account fees $8,813.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2008, amounted to $83,421,576 and $44,677,470, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At February 29, 2008, accumulated net unrealized depreciation on investments was $17,346,516, consisting of $374,087 gross unrealized appreciation and $17,720,603 gross unrealized depreciation.

At February 29, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investment).

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses. Because Class A shares commenced operations in March 2007, the Board considered relative expense ratio and performance information only for Class Z shares, which is the fund’s oldest share class.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for the 1-year and 2-year periods ended September 30, 2007, as well as total return performance for various periods ended September 30, 2007 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total return to the fund’s Lipper category average return for calendar year 2006.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the fund’s actual management fee and total expense ratio (based on Class Z shares) each was higher than the respective Expense Group and Expense Universe medians.

With respect to the fund’s performance, the Board noted that Class Z shares of the fund achieved the number one total return ranking in the Performance Group and Performance Universe for the 2-year period, with a total return for the 1-year period that was slightly lower than, and that was higher than, the Performance Group and Performance Universe medians, respectively. On a yield performance basis, the Board

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

noted that the 1-year yield performance for Class Z shares was lower than the Performance Group median, and higher than the Performance Universe median, for each of the two reported annual periods.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category, as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of

36

economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement.Based on the discussions and considerations as described above,the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

For More Information

Dreyfus Premier High Yield Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DHYAX	Class C: DHYCX	Class Z: DHMBX

© 2008 MBSC Securities Corporation

6165SA0208

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
35	Notes to Financial Statements
44	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Premier
AMT-Free Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier AMT-Free Municipal Bond Fund, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for fixed-income investors in recent memory. The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the U.S. sub-prime mortgage sector spread to other areas of the global financial markets. These developments dampened investor sentiment and produced heightened volatility in many segments of the municipal bond market. Particularly hard-hit were lower-rated municipal bonds and those carrying third-party insurance from independent bond insurers.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective.To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

I wish you continued success and I thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through February 29, 2008, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, Class A, B, C and Z shares of Dreyfus Premier AMT-Free Municipal Bond Fund produced total returns of –2.57%, –2.81%, –2.94% and –2.45%, respectively.1,2 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of –0.60% for the same period.3

An intensifying credit crisis and economic slowdown triggered a “flight to quality” in which investors turned away from many asset classes, including municipal bonds, often without regard to the underlying credit fundamentals of individual securities.The fund underperformed its benchmark in this unsettled environment, due in part to price dislocations resulting from liquidity concerns, as well as the portfolio’s relatively cautious investment posture.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.4 The remaining 35% of the fund’s assets may be invested in municipal bonds with a credit quality lower than A, including high yield (or junk) bonds. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but there are no specific requirements with respect to average portfolio maturity.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds Suffered in the Credit Crunch

The reporting period began amid a credit crisis originating in the sub-prime mortgage market, where an unexpectedly high number of homeowners defaulted on their loans. This development sent shock-waves throughout the financial markets as investors reassessed their attitudes toward risk.

The sub-prime meltdown produced massive losses among bond insurers. Because many of these companies had written insurance on both mortgage-backed securities and municipal bonds, municipal bond investors responded negatively when insurers came under financial pressure. Even municipal bonds with strong underlying credit characteristics lost value as liquidity conditions become more difficult.

The credit crisis was exacerbated by slower economic growth, as declining housing prices, soaring energy costs and a softer job market put pressure on consumer spending. Aggressive reductions of short-term interest rates by the Federal Reserve Board and a fiscal stimulus package from Congress have not yet forestalled further economic deterioration. Not surprisingly, the economic slowdown led to concerns that states and municipalities may soon face greater fiscal pressures.

A Cautious Investment Posture Supported Fund Returns

While the fund’s performance was influenced by the various market and economic factors that depressed municipal bond prices, several strategies helped boost its performance. For example, our longstanding

4

focus on higher-quality bonds from well-known issuers helped protect the fund from the brunt of weakness among lower-rated and less liquid bonds.The fund also benefited from the sale of certain bonds with long-term maturities, which we considered vulnerable to interest-rate risks.We sold many of those securities to individual investors at what we considered to be attractive prices. We used a portion of the sales proceeds to maintain relatively robust cash levels, putting us in a position to take advantage of unusually high yields on short-term auction rate securities toward the end of the reporting period.

Finding Opportunities in a Distressed Market

As of the reporting period’s end, the financial markets have remained unsettled.Therefore, we currently intend to maintain a defensive investment posture, focusing primarily on bonds that, after rigorous research, meet our credit and liquidity criteria. In addition, we have identified fundamentally sound municipal bonds that appear to have been punished too severely during the downturn. We have begun to capitalize on some of these opportunities, particularly among bonds from states where local laws enhance their ability to withstand market weakness.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and, for the tax year ending December 31, 2007, some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days’ prior notice, and which Dreyfus has committed to continue until at least January 1, 2009. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	Class Z is not subject to any initial or deferred sales charge.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier AMT-Free Municipal Bond Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.44	$ 5.88	$ 7.10	$ 2.21
Ending value (after expenses)	$974.30	$971.90	$970.60	$975.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 29, 2008

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.52	$ 6.02	$ 7.27	$ 2.26
Ending value (after expenses)	$1,021.38	$1,018.90	$1,017.65	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.20% for Class B, 1.45% for Class C and .45% for Class Z; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS February 29, 2008 (Unaudited)
Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.8%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.8%
Jefferson County Public Building
Authority, LR Warrants
(Insured; AMBAC)	5.13	4/1/17	2,380,000	2,520,872
Alaska—1.7%
Alaska Housing Finance
Corporation, Mortgage Revenue	5.10	6/1/12	925,000	929,107
Alaska Industrial Development and
Export Authority, Revenue
(Providence Health and Services)	5.00	10/1/31	5,000,000	4,566,900
Arizona—.8%
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured; MBIA)	5.00	12/1/18	2,700,000	2,761,128
Arkansas—.3%
Arkansas Development Finance
Authority, Construction
Revenue (Public Health
Laboratory Project) (Insured;
AMBAC)	5.00	12/1/17	1,025,000	1,053,905
California—13.5%
Beaumont Financing Authority,
Local Agency Revenue (Insured;
AMBAC)	4.75	9/1/33	7,065,000	6,360,831
California,
GO	5.25	4/1/08	400,000 [a]	400,984
California,
GO	5.25	10/1/16	295,000	295,546
California,
GO (Insured; MBIA)	5.25	9/1/10	105,000 [a]	110,979
California,
GO (Various Purpose) (Insured;
AMBAC)	4.25	12/1/35	5,140,000	4,131,789
California,
GO (Veterans) (Insured; FSA)	5.45	12/1/24	2,635,000	2,638,452
California Department of Water
Resources, Power Supply
Revenue (Insured; XLCA)	5.38	5/1/12	7,000,000 [a]	7,650,650

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Public Works Board,
LR (Department of Corrections)
(Ten Administrative
Segregation Housing Units)
(Insured; AMBAC)	5.25	3/1/21	1,000,000	1,010,780
California Public Works Board,
LR (University of California)
(Insured; AMBAC)	5.40	12/1/16	1,000,000	1,021,730
Glendale Community College
District, GO (Insured; FGIC)	0.00	8/1/20	1,200,000	603,528
Glendale Community College
District, GO (Insured; FGIC)	0.00	8/1/21	1,520,000	709,293
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/26	2,575,000	852,711
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/27	2,000,000	620,220
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	6,640,000	5,497,123
Los Angeles Housing Authority,
MFHR (Collateralized; FNMA)	5.00	8/15/37	3,000,000	2,733,630
Los Angeles Housing Authority,
MFHR (Collateralized; FNMA)	5.05	8/15/37	750,000	680,782
Nevada Joint Union High School
District, GO (Insured; FSA)	5.00	8/1/22	1,160,000	1,166,345
Placer Union High School District,
GO (Insured; FSA)	0.00	8/1/27	4,110,000	1,361,561
Placer Union High School District,
GO (Insured; FSA)	0.00	8/1/28	4,000,000	1,249,360
San Juan Unified School District,
GO (Insured; MBIA)	5.25	8/1/20	1,425,000	1,450,137
Tustin Unified School District,
Special Tax Bonds (Senior Lien
Community Facilities District
Number 97-1) (Insured; FSA)	0.00	9/1/21	1,615,000	788,475
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000	1,786,939
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; MBIA)	4.75	9/1/16	1,000,000	1,006,970

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado—3.6%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000	504,095
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	566,292
Colorado Health Facilities
Authority, Revenue (Porter
Place, Inc. Project)
(Collateralized; GMNA)	5.88	1/20/20	1,940,000	1,990,653
Colorado Water Resources and Power
Development Authority,
Drinking Water Revenue	5.25	9/1/15	1,000,000	1,020,750
Northwest Parkway Public Highway
Authority, Senior Revenue
(Insured; FSA)	0.00	6/15/11	10,000,000 [a]	3,647,600
Prairie Center Metropolitan
District Number 3, Limited
Property Tax Supported Primary
Improvements Revenue	5.40	12/15/31	4,750,000	3,944,068
Delaware—3.9%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	4.90	5/1/11	5,000,000	5,122,350
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	5.20	2/1/19	6,000,000	6,060,720
Delaware Housing Authority,
Revenue	5.15	7/1/17	680,000	690,989
Delaware Housing Authority,
Revenue	5.40	7/1/24	970,000	1,002,301
Florida—8.8%
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured Guaranty)	5.00	4/1/36	5,000,000	4,733,000
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program-Florida Universities)
(Insured; MBIA)	5.50	10/1/17	2,000,000	2,054,060

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	1,000,000	988,310
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,039,930
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	3,500,000	3,369,695
Florida State University Financial
Assistance Inc., Educational and
Athletic Facilities Improvement
Revenue (Insured; AMBAC)	5.00	10/1/18	1,705,000	1,743,686
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured; CIFG)	5.00	10/1/22	1,820,000	1,728,545
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	941,130
Orlando,
Capital Improvement Special
Revenue	4.75	10/1/22	2,875,000	2,818,564
Pace Property Finance Authority
Incorporated, Utility System
Improvement Revenue (Insured;
AMBAC)	5.13	9/1/12	1,055,000	1,077,387
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/21	2,000,000	2,023,780
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/26	1,955,000	1,895,412
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/31	1,000,000	948,420

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
University of Central Florida,
COP (UCF Convocation Corp.
Master Lease Program)
(Insured; FGIC)	5.00	10/1/18	1,765,000	1,778,785
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,586,534
Georgia—1.0%
Atlanta,
Tax Allocation Revenue
(Atlantic Station Project)
(Insured; Assured Guaranty)	5.00	12/1/23	1,000,000	974,390
Atlanta,
Water and Wastewater Revenue
(Insured; FGIC)	5.50	11/1/18	1,200,000	1,284,228
Bulloch County Development
Authority, Student Housing LR
(Georgia Southern University
Project) (Insured; AMBAC)	5.00	8/1/18	970,000	991,757
Idaho—2.0%
Boise State University,
Student Union and Housing
System Revenue (Insured; AMBAC)	5.00	4/1/17	515,000	533,921
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	5,000 [a]	5,383
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	2,955,000 [a]	3,183,540
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/22	40,000	40,429
Caldwell,
Parity Lien Sewer Revenue
(Insured; FSA)	5.75	9/1/18	2,625,000	2,800,849
Illinois—2.0%
Huntley,
Special Service Area Number
Nine Special Tax Bonds
(Insured; Assured Guaranty)	5.10	3/1/28	3,500,000	3,380,825

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Finance Authority,
Revenue (Sherman Health
Systems)	5.50	8/1/37	2,000,000	1,779,560
Southwestern Illinois Development
Authority, Local Government
Program Revenue (Triad
Community Unit School District
Number 2 Project) (Insured;
MBIA)	0.00	10/1/22	1,250,000	540,513
Southwestern Illinois Development
Authority, Local Government
Program Revenue (Triad
Community Unit School District
Number 2 Project) (Insured; MBIA)	0.00	10/1/25	2,000,000	701,280
Kentucky—.4%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union College
Energy Conservation Project)	5.25	9/1/26	1,500,000	1,386,315
Louisiana—3.0%
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; AMBAC)	5.50	5/1/15	705,000	748,393
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; MBIA)	5.25	3/1/17	4,500,000	4,626,135
Orleans Parish School Board,
Public School Revenue
(Insured; FGIC)	5.20	2/1/14	4,355,000	4,357,918
Maine—1.3%
Maine Housing Authority
(Mortgage Purchase)	5.35	11/15/21	4,290,000	4,329,339
Maryland—4.5%
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000	1,331,355
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,255,000	1,258,087

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (Single Family Program)	4.75	4/1/13	2,890,000	2,963,319
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000	1,388,253
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Johns
Hopkins Medical Institutions
Utilities Program Issue)	5.00	5/15/37	5,000,000	4,543,950
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/36	1,145,000	1,015,329
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System Issue)	5.75	7/1/12	2,000,000 [a]	2,192,660
Massachusetts—1.5%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Southcoast
Health System Obligated Group
Issue) (Insured; MBIA)	8.00	8/15/27	5,000,000 [b]	5,000,000
Michigan—5.4%
Greater Detroit Resource Recovery
Authority, RRR (Insured; AMBAC)	6.25	12/13/08	1,000,000	1,024,460
Jonesville Community Schools,
GO Unlimited Tax (School Bond
Loan Fund Guaranteed)
(Insured; MBIA)	5.00	5/1/16	685,000	727,306
Jonesville Community Schools,
GO Unlimited Tax (School Bond
Loan Fund Guaranteed)
(Insured; MBIA)	5.00	5/1/17	200,000	209,128
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	1,000,000	1,142,850

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Kent Hospital Finance Authority,
Revenue (Metropolitan Hospital
Project)	5.50	7/1/20	1,255,000	1,232,874
Lincoln Consolidated School
District, GO Unlimited Tax
(School Bond Loan Fund
Guaranteed) (Insured; FSA)	5.00	5/1/16	1,155,000	1,225,594
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	4,000,000	3,540,840
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000	2,786,616
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	3,000,000	2,822,670
Oakland County Economic
Development Corporation,
Development Revenue (Orchard
Lake Schools Project)	5.00	9/1/37	3,500,000	3,111,080
Mississippi—.9%
Horn Lake,
Special Assessment (DeSoto
Commons Project)
(Insured; AMBAC)	5.00	4/15/16	625,000	645,687
Mississippi Development Bank,
Special Obligation Revenue
(Covington County
Hospital/Nursing Home Project)
(Insured; AMBAC)	5.00	7/1/27	1,000,000	919,630
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC)	5.00	11/1/20	1,315,000	1,326,940
Missouri—1.5%
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	4.85	12/1/11	375,000	391,054

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri (continued)
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	1,055,000	1,088,676
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	1,030,000	1,066,503
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/25	1,265,000	1,228,366
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/26	1,325,000	1,282,256
Montana—.7%
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives Inc.,
Project) (Insured; XLCA)	5.25	10/1/20	780,000	789,914
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives Inc.,
Project) (Insured; XLCA)	5.25	10/1/23	1,615,000	1,587,109
Nebraska—.7%
Municipal Energy Agency of
Nebraska, Power Supply System
Revenue (Insured; AMBAC)	5.25	4/1/16	2,305,000	2,429,770
New Hampshire—.6%
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.05	7/1/12	760,000	777,358
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.15	7/1/13	1,175,000	1,200,121
New Jersey—1.8%
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	74,203

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	208,626
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	750,000	856,192
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	6,000,000	4,800,240
New York—.5%
New York State Dormitory
Authority, FHA Insured
Mortgage HR (The New York and
Presbyterian Hospital)
(Insured; AMBAC)	4.75	8/1/27	825,000	770,352
Seneca Nation Indians Capital
Improvements Authority,
Special Obligation Revenue	5.00	12/1/23	1,000,000 [c]	861,780
North Carolina—.4%
Onslow County Hospital Authority,
FHA Insured Mortgage Revenue
(Onslow Memorial Hospital
Project) (Insured; MBIA)	5.00	10/1/25	1,250,000	1,162,738
Ohio—4.6%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	3,000,000	2,707,380
Elyria City School District,
GO Classroom Facilities and
School Improvement Bonds
(Insured; XLCA)	5.00	12/1/35	7,000,000	6,402,130
Lorain,
Hospital Improvement Revenue
(Lakeland Community Hospital, Inc.)	6.50	11/15/12	570,000	596,465
Ohio Water Development Authority,
Water Development Revenue
(Fresh Water Improvement)	4.75	12/1/27	2,000,000	1,908,560
Olmsted Falls City School
District, GO School Improvement
Bonds (Insured; XLCA)	5.00	12/1/35	1,000,000	945,470
Toledo-Lucas County Port
Authority, Development Revenue
(Toledo School for the Arts Project)	5.50	5/15/28	2,750,000	2,522,218

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—.6%
Oklahoma Development Finance
Authority, Health Facilities
Revenue (Oklahoma Hospital
Association) (Insured; AMBAC)	5.13	12/1/10	785,000 [a]	836,386
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000	1,113,821
Oregon—.4%
Oregon Bond Bank,
Revenue (Economic Community
Development Department)
(Insured; MBIA)	5.50	1/1/14	590,000	602,838
Oregon Facilities Authority,
Revenue (University of
Portland Projects)	4.75	4/1/25	860,000	786,410
Pennsylvania—9.5%
Chester County Industrial
Development Authority, Revenue
(Avon Grove Charter School
Project)	6.38	12/15/37	2,000,000	1,800,660
Coatesville Area School District,
GO (Insured; FSA)	5.25	8/15/17	4,000,000	4,255,920
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	2,000,000	1,693,080
Harrisburg Authority,
Office and Parking Revenue	5.75	5/1/08	370,000	372,079
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	11/1/17	2,750,000	1,709,180
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	2,580,000	2,429,715
Montour School District,
GO (Insured; FSA)	5.00	4/1/32	5,700,000	5,476,104
Northeastern York School District,
GO (Insured; FGIC)	5.00	4/1/32	1,000,000	947,690
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000	1,350,840

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	5,000,000	4,800,600
Philadelphia Hospitals and Higher
Education Facilities
Authority, Health System
Revenue (Jefferson Health
System)	5.00	5/15/11	1,410,000	1,428,316
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	730,000 [a]	810,935
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	270,000	288,614
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/21	1,210,000	1,186,030
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	2,500,000	2,506,500
South Carolina—2.0%
Anderson,
Water and Sewer System Revenue
(Insured; MBIA)	5.00	7/1/17	765,000	793,068
Columbia,
Parking Facilities Revenue
(Insured; CIFG)	5.00	2/1/37	5,000,000	4,639,850
Pickens County School District,
GO (School District Enhance
Program)	5.00	5/1/12	1,135,000	1,158,949
Tennessee—.3%
Sullivan County Industrial Board,
Revenue (Collateralized; GNMA)	6.35	7/20/27	1,000,000	1,005,200
Texas—14.1%
Austin,
Utility System Revenue
(Insured; FSA)	5.13	11/15/16	955,000	956,662

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Austin Convention Enterprises,
Inc., Convention Center Hotel
First Tier Revenue	6.60	1/1/11	2,500,000 [a]	2,722,750
Austin Convention Enterprises,
Inc., Convention Center Hotel
Second Tier Revenue	6.00	1/1/15	1,580,000	1,532,963
Austin Convention Enterprises,
Inc., Convention Center Hotel
Second Tier Revenue	5.75	1/1/24	2,750,000	2,463,725
Austin Convention Enterprises,
Inc., Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	1,000,000	863,290
Barbers Hill Independent School
District, Unlimited Tax
Schoolhouse Bonds (Insured;
AMBAC)	5.00	2/15/23	540,000	515,241
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000	2,175,924
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; FSA)	5.50	9/1/18	1,955,000	2,080,198
Corpus Christi,
Utility System Revenue
(Insured; FSA)	5.00	7/15/21	1,000,000	1,010,710
Del Mar College District,
Limited Tax Bonds (Insured; FGIC)	5.25	8/15/17	1,295,000	1,375,510
Denton,
GO (Insured; CIFG)	5.00	2/15/22	450,000	442,890
Denton Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/23	135,000	55,107
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/20	415,000	420,698
Fort Worth,
General Purpose Bonds	5.00	3/1/20	700,000	710,927

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Frenship Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/21	470,000	230,305
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC)	5.25	2/1/18	1,000,000	1,036,280
Houston,
Tax and Revenue Certificates
of Obligation	5.63	3/1/11	550,000 [a]	589,055
Houston,
Tax and Revenue Certificates
of Obligation	5.63	3/1/11	300,000 [a]	321,480
Houston,
Water and Sewer System Revenue
(Insured; FSA)	5.00	12/1/18	1,145,000	1,179,533
Houston,
Water and Sewer System Revenue
(Insured; FSA)	0.00	12/1/19	750,000	412,537
Houston,
Water and Sewer System Revenue
(Insured; FSA)	0.00	12/1/19	2,000,000	1,129,500
Lake Worth Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/23	1,435,000	612,702
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	1,000,000	990,130
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	740,000	741,125
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/29	1,000,000	948,320
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	4,000,000	1,001,800

20

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	9,110,000	2,145,223
Little Elm Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/22	1,285,000	559,695
Lubbock Health Facilities
Development Corporation,
Revenue (Sears Plains
Retirement Corporation
Project) (Collateralized; GNMA)	5.50	1/20/21	995,000	1,018,940
Lubbock Housing Finance
Corporation, MFHR (Las
Colinas, Quail Creek
and Parkridge Place
Apartments Projects)	6.00	7/1/22	1,175,000	1,015,599
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000	1,267,851
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/20	1,000,000	511,070
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.50	8/15/20	1,100,000	1,149,599
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/27	1,000,000	305,210
Mesquite Independent School
District, Unlimited Tax
School Building Bonds
(Permanent School
Fund Guarantee Program)	0.00	8/15/28	4,675,000	1,338,733

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/21	2,000,000	971,420
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	2/15/22	1,750,000	800,660
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	2,065,000	2,037,081
North Harris Montgomery
Community College District,
Limited Tax GO Building
Bonds (Insured; FGIC)	5.38	2/15/17	145,000	153,684
Pearland Economic
Development Corporation,
Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000	998,578
Prosper,
Combination Tax and Revenue
Certificates of Obligation
(Insured; FGIC)	4.50	8/15/25	780,000	687,079
Prosper,
Combination Tax and Revenue
Certificates of Obligation
(Insured; FGIC)	4.50	8/15/26	25,000	21,793
San Antonio	5.00	2/1/16	120,000	120,194
San Antonio,
Electric and Gas Revenue	5.50	2/1/20	255,000	278,937
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000	1,225,722
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/17	1,130,000	1,182,545

22

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas National Research Laboratory
Commission Financing
Corporation, LR (Superconducting
Super Collider Project)	6.95	12/1/12	535,000	589,089
Wylie Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	8/15/24	3,500,000	1,320,095
Vermont—.1%
Vermont Municipal Bond Bank,
Revenue (Insured; MBIA)	5.00	12/1/17	270,000	279,890
Virginia—1.3%
Fairfax County Redevelopment and
Housing Authority, LR (James
Lee Community Center)	5.25	6/1/19	1,120,000	1,165,214
Hampton Redevelopment and Housing
Authority, Senior Living Association
Revenue (Collateralized; GNMA)	5.88	7/20/16	1,825,000	1,845,476
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; MBIA)	5.00	5/15/19	1,200,000	1,213,152
Washington—.7%
Washington Economic Development
Finance Authority, EDR
(Benaroya Research Institute
at Virginia Mason Project)	4.00	6/1/24	2,645,000	2,199,529
West Virginia—.3%
West Virginia Higher Education
Policy Commission, Revenue
(Higher Education Facilities)
(Insured; FGIC)	5.00	4/1/21	1,000,000	1,000,990
Wisconsin—.3%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized;
FNMA)	5.10	7/1/22	1,000,000	1,009,220
Total Long-Term
Municipal Investments
(cost $327,657,099)				313,893,082

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—1.1%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Capital
Asset Program Issue) (Insured;
MBIA and Liquidity Facility;
State Street Bank and Trust Co.)	8.00	3/1/08	3,700,000 [d]	3,700,000
Michigan—.3%
Eastern Michigan University Board
of Regents, General Revenue,
Refunding (Insured; XLCA and
Liquidity Facility; Dexia
Credit Locale)	8.50	3/1/08	1,000,000 [d]	1,000,000
Total Short-Term
Municipal Investments
(cost $4,700,000)				4,700,000

Total Investments (cost $332,357,099)			97.2%	318,593,082
Cash and Receivables (Net)			2.8%	9,187,406
Net Assets			100.0%	327,780,488

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Variable rate security—interest rate subject to periodic change.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, this security amounted to $861,780 or .3% of net assets.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

24

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	64.0
AA		Aa		AA	12.0
A		A		A	9.2
BBB		Baa		BBB	6.8
BB		Ba		BB	2.7
F1		MIG1/P1		SP1/A1	1.5
Not Rated [e]		Not Rated [e]		Not Rated [e]	3.8
					100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			332,357,099	318,593,082
Receivable for investment securities sold				5,860,538
Interest receivable				4,236,592
Receivable for shares of Common Stock subscribed				141,846
Prepaid expenses				42,636
				328,874,694

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				133,172
Cash overdraft due to Custodian				577,327
Payable for shares of Common Stock redeemed				337,221
Accrued expenses				46,486
				1,094,206

Net Assets ($)				327,780,488

Composition of Net Assets ($):
Paid-in capital				343,898,272
Accumulated undistributed investment income—net				5,736
Accumulated net realized gain (loss) on investments				(2,359,503)
Accumulated net unrealized appreciation
(depreciation) on investments				(13,764,017)

Net Assets ($)				327,780,488

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	68,930,231	2,780,254	7,789,136	248,280,867
Shares Outstanding	5,351,218	215,738	604,787	19,266,009

Net Asset Value Per Share ($)	12.88	12.89	12.88	12.89

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS Six Months Ended February 29, 2008 (Unaudited)
Investment Income ($):
Interest Income	8,561,921
Expenses:
Management fee—Note 3(a)	1,051,117
Shareholder servicing costs—Note 3(c)	233,405
Registration fees	37,564
Distribution fees—Note 3(b)	37,363
Professional fees	28,247
Custodian fees—Note 3(c)	20,361
Directors’ fees and expenses—Note 3(d)	12,987
Prospectus and shareholders’ reports	10,040
Loan commitment fees—Note 2	2,318
Interest expense—Note 2	1,776
Miscellaneous	25,307
Total Expenses	1,460,485
Less—reduction in management fee
due to undertaking—Note 3(a)	(520,833)
Less—reduction in fees due to
earnings credits—Note 1(b)	(8,592)
Net Expenses	931,060
Investment Income—Net	7,630,861

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	528,620
Net unrealized appreciation (depreciation) on investments	(16,283,362)
Net Realized and Unrealized Gain (Loss) on Investments	(15,754,742)
Net (Decrease) in Net Assets Resulting from Operations	(8,123,881)

See notes to financial statements.
28

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	7,630,861	11,524,258
Net realized gain (loss) on investments	528,620	(192,026)
Net unrealized appreciation
(depreciation) on investments	(16,283,362)	(3,993,776)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,123,881)	7,338,456

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,564,648)	(1,459,167)
Class B shares	(54,408)	(68,891)
Class C shares	(137,266)	(118,271)
Class Z shares	(5,868,803)	(9,848,853)
Total Dividends	(7,625,125)	(11,495,182)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	12,021,891	24,924,153
Class B shares	244,893	161,682
Class C shares	1,096,187	1,429,639
Class Z shares	3,763,469	7,926,127
Net assets received in connection
with reorganization—Note 1	—	160,929,132
Dividends reinvested:
Class A shares	1,126,070	1,002,621
Class B shares	28,879	37,305
Class C shares	53,155	40,828
Class Z shares	4,082,159	6,747,383
Cost of shares redeemed:
Class A shares	(15,607,862)	(15,691,293)
Class B shares	(622,599)	(1,124,627)
Class C shares	(524,814)	(861,915)
Class Z shares	(16,036,773)	(25,044,679)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,375,345)	160,476,356
Total Increase (Decrease) in Net Assets	(26,124,351)	156,319,630

Net Assets ($):
Beginning of Period	353,904,839	197,585,209
End of Period	327,780,488	353,904,839
Undistributed investment income—net	5,736	—

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)
Six Months Ended
February 29, 2008		Year Ended
	(Unaudited)	August 31, 2007

Capital Share Transactions:
Class Aa
Shares sold	882,621	1,818,008
Shares issued in connection with reorganization—Note 1	—	4,491,764
Shares issued for dividends reinvested	83,353	73,247
Shares redeemed	(1,144,520)	(1,140,827)
Net Increase (Decrease) in Shares Outstanding	(178,546)	5,242,192

Class B [a]
Shares sold	17,996	11,866
Shares issued in connection with reorganization—Note 1	—	265,313
Shares issued for dividends reinvested	2,138	2,721
Shares redeemed	(45,657)	(82,119)
Net Increase (Decrease) in Shares Outstanding	(25,523)	197,781

Class C
Shares sold	80,536	104,445
Shares issued in connection with reorganization—Note 1	—	470,127
Shares issued for dividends reinvested	3,936	2,988
Shares redeemed	(38,738)	(62,727)
Net Increase (Decrease) in Shares Outstanding	45,734	514,833

Class Z
Shares sold	274,926	570,445
Shares issued in connection with reorganization—Note 1	—	6,698,718
Shares issued for dividends reinvested	302,126	490,233
Shares redeemed	(1,178,334)	(1,821,392)
Net Increase (Decrease) in Shares Outstanding	(601,282)	5,938,004

[a]	During the period ended February 29, 2008, 22,402 Class B shares representing $306,298 were automatically converted to 22,406 Class A shares and during the period ended August 31, 2007, 17,526 Class B shares representing $240,291 were automatically converted to 17,528 Class A shares.
See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 29, 2008			Year Ended August 31,

Class A Shares	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value,
beginning of period	13.50	13.81	13.97	13.85	13.45	13.75
Investment Operations:
Investment income—net [b]	.29	.55	.55	.54	.56	.15
Net realized and unrealized
gain (loss) on investments	(.63)	(.30)	(.16)	.14	.40	(.20)
Total from Investment Operations	(.34)	.25	.39	.68	.96	(.05)
Distributions:
Dividends from investment
income—net	(.28)	(.56)	(.55)	(.55)	(.56)	(.25)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[c]	—
Total Distributions	(.28)	(.56)	(.55)	(.56)	(.56)	(.25)
Net asset value, end of period	12.88	13.50	13.81	13.97	13.85	13.45

Total Return (%) [d]	(2.57)[e]	1.79	2.92	5.01	7.27	(.42)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[f]	.99	1.01	.99	.96	1.10[f]
Ratio of net expenses
to average net assets	.70[f]	.69	.69	.69	.70	.70[f]
Ratio of net investment income
to average net assets	4.19[f]	4.05	4.03	3.92	4.09	4.03[f]
Portfolio Turnover Rate	19.83[e]	43.08	17.59	9.47	9.74	33.72

Net Assets, end of period
($ x 1,000)	68,930	74,676	3,970	3,574	795	1,251

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount repressents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 29, 2008			Year Ended August 31,

Class B Shares	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value,
beginning of period	13.51	13.81	13.98	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.25	.49	.48	.48	.49	.20
Net realized and unrealized
gain (loss) on investments	(.62)	(.30)	(.16)	.14	.41	(.29)
Total from Investment Operations	(.37)	.19	.32	.62	.90	(.09)
Distributions:
Dividends from investment
income—net	(.25)	(.49)	(.49)	(.48)	(.49)	(.22)
Dividends from net realized
gain on investments	—	—	—	(.01)	(00)[c]	—
Total Distributions	(.25)	(.49)	(.49)	(.49)	(.49)	(.22)
Net asset value, end of period	12.89	13.51	13.81	13.98	13.85	13.44

Total Return (%) [d]	(2.81)[e]	1.36	2.34	4.57	6.85	(.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54[f]	1.57	1.56	1.54	1.58	2.28[f]
Ratio of net expenses
to average net assets	1.20[f]	1.19	1.19	1.19	1.19	1.20[f]
Ratio of net investment income
to average net assets	3.69[f]	3.57	3.55	3.46	3.56	4.87[f]
Portfolio Turnover Rate	19.83[e]	43.08	17.59	9.47	9.74	33.72

Net Assets, end of period
($ x 1,000)	2,780	3,260	600	544	374	31

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount repressents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

32

Six Months Ended
February 29, 2008			Year Ended August 31,

Class C Shares	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value,
beginning of period	13.50	13.81	13.98	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.23	.44	.46	.44	.45	.16
Net realized and unrealized
gain (loss) on investments	(.62)	(.30)	(.18)	.14	.42	(.27)
Total from Investment Operations	(.39)	.14	.28	.58	.87	(.11)
Distributions:
Dividends from investment
income—net	(.23)	(.45)	(.45)	(.44)	(.46)	(.20)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[c]	—
Total Distributions	(.23)	(.45)	(.45)	(.45)	(.46)	(.20)
Net asset value, end of period	12.88	13.50	13.81	13.98	13.85	13.44

Total Return (%) [d]	(2.94)[e]	1.02	2.08	4.30	6.58	(.80)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73[f]	1.74	1.76	1.74	1.82	2.14[f]
Ratio of net expenses
to average net assets	1.45[f]	1.44	1.44	1.44	1.44	1.45[f]
Ratio of net investment income
to average net assets	3.44[f]	3.32	3.29	3.20	3.24	3.57[f]
Portfolio Turnover Rate	19.83[e]	43.08	17.59	9.47	9.74	33.72

Net Assets, end of period
($ x 1,000)	7,789	7,549	611	539	433	23

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount repressents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
February 29, 2008			Year Ended August 31,

Class Z Shares	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value,
beginning of period	13.51	13.81	13.98	13.86	13.44	13.66
Investment Operations:
Investment income—net [b]	.30	.59	.59	.58	.60	.64
Net realized and unrealized
gain (loss) on investments	(.62)	(.30)	(.17)	.13	.42	(.23)
Total from Investment Operations	(.32)	.29	.42	.71	1.02	.41
Distributions:
Dividends from investment
income—net	(.30)	(.59)	(.59)	(.58)	(.60)	(.63)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.00)[c]	—
Total Distributions	(.30)	(.59)	(.59)	(.59)	(.60)	(.63)
Net asset value, end of period	12.89	13.51	13.81	13.98	13.86	13.44

Total Return (%)	(2.45)[d]	2.11	3.11	5.28	7.73	3.10

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76[e]	.76	.77	.75	.75	.74
Ratio of net expenses
to average net assets	.45[e]	.44	.44	.44	.45	.45
Ratio of net investment income
to average net assets	4.44[e]	4.31	4.30	4.21	4.37	4.62
Portfolio Turnover Rate	19.83[d]	43.08	17.59	9.47	9.74	33.72

Net Assets, end of period
($ x 1,000)	248,281	268,420	192,404	207,034	215,510	231,453

[a]	The fund commenced offering four classes of shares on March 31, 2003.The existing shares redesignated Class Z.
[b]	Based on average shares outstanding at each month end.
[c]	Amount repressents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers four series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (“Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

On January 1, 2008, the fund’s name was changed from “Dreyfus Premier Select Municipal Bond Fund” to “Dreyfus Premier AMT-Free Municipal Bond Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of the close of business on March 20, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Select Intermediate Municipal Bond Fund (“Premier Select Intermediate”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Z shares of Premier Select Intermediate received Class A, Class B, Class C and Class Z shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in Premier Select Intermediate at the time of the exchange.The net asset value of the fund’s shares on the close of business March 20, 2007, after the reorganization was $13.89 for Class A, $13.90 for Class B, $13.89 for Class C and $13.90 for Class Z shares, and a total of 1,170,358 Class A shares, 121,213 Class B shares, 343,004 Class C shares and 6,698,718 Class Z shares, representing net assets of $115,816,396 (including $2,991,757 net unrealized appreciation on investments) were issued to Premier Select Intermediate’s shareholders in the exchange.The exchange was a tax-free event to Premier Select Intermediate shareholders.

As of the close of business on March 13,2007,pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund,Texas Series (“Premier State Texas”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B and Class C shares of Premier State Texas received Class A, Class B and Class C shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in

Premier State Texas at the time of the exchange.The net asset value of the fund’s shares on the close of business March 13, 2007, after the reorganization was $13.91 for Class A, $13.91 for Class B and $13.90 for Class C, and a total of 3,321,406 Class A shares, 144,100 Class B shares and 127,123 Class C shares, representing net assets of $49,963,115 (including $1,858,622 net unrealized appreciation on investments) were issued to Premier State Texas shareholders in the exchange. The exchange was a tax-free event to Premier State Texas shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of munici-

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the

38

extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,561,989 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2007. If not applied, $454,783 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009, $1,278,066 expires in fiscal 2010, $74,950 expires in fiscal 2012 and $7,447 expires in fiscal 2013.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007 was as follows: tax exempt income $11,495,182. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings.

The average daily amount of borrowing outstanding under the line of credit during the period end February 29, 2008 was approximately $41,400, with a related weighted average annualized interest rate of 4.29% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, (as applicable to Class A, Class B and Class C shares), taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of ..45% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $520,833 during the period ended February 29, 2008.

During the period ended February 29, 2008, the Distributor retained $966 from commissions earned on sales of the fund’s Class A shares, and $39 from CDSC on redemptions of the fund’s Class B shares.

40

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended February 29, 2008, Class B and Class C shares were charged $7,370 and $29,993, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended February 29, 2008, Class Z shares were charged $68,179 pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2008, Class A, Class B and Class C shares were charged $93,518, $3,685 and $9,998 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sonnel and facilities to perform transfer agency services for the portfolio. During the period ended February 29, 2008, the fund was charged $33,539 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $2,657 pursuant to the cash management agreement.

The fund compensates The Bank of New York, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $20,361 pursuant to the custody agreement.

During the period ended February 29, 2008 the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $164,326, Rule 12b-1 distribution plan fees $6,012, shareholder services plan fees $16,771, custodian fees $7,888, transfer per account fees $11,636 and chief compliance officer fees $4,419, which are offset against an expense reimbursement currently in effect in the amount of $77,880.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2008, amounted to $67,528,496, and $73,839,122, respectively.

42

At February 29, 2008, accumulated net unrealized depreciation on investments was $13,764,017, consisting of $3,210,154 gross unrealized appreciation and $16,974,171 gross unrealized depreciation.

At February 29,2008, the cost of investments for federal income tax purpose was substantially the same as the cost for federal reporting purposes (see the Statement of Investments).

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and

44

expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2007, as well as comparisons of total return performance for various periods ended September 30, 2007 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the fund’s Lipper category average returns for the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and the fund’s actual management fee and total expense ratio (based on Class A shares) were lower than the respective Expense Group and Expense Universe medians.

With respect to the fund’s performance, because the fund’s Class A shares have only four years of performance history, the Board also reviewed performance results for the fund’s Class Z shares, which is the fund’s oldest share class.The Board noted that the total returns for the fund’s Class Z shares were higher than the Performance Group and Performance Universe medians for each reported time period up to 10

The Fund 45

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

years. The Board noted that while Class A shares performance was somewhat lower than the Class Z shares performance, it was higher than the Performance Group median in three of the four time periods, and higher than the Performance Universe median in each of the four reported time periods. On a yield performance basis, the Board noted that the 1-year yield performance for Class Z shares for the past 10 annual periods was at or higher than the Performance Group median for 9 of the 10 past annual periods and higher than the Performance Universe median for each of the 10 past annual periods.The Board also noted that the 1-year yield performance for Class A shares for the past four annual periods was at, or slightly lower than, the Performance Group medians and higher than the Performance Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and any differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previ-

46

ously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

The Fund 47

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

48

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.
By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	April 22, 2008

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)